As filed with the Securities and Exchange Commission on June 29, 2021

Securities Act File No. 333- 255265

Investment Company Act File No. 811-06445

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

1	Pre-Effective Amendment No.

[ ]	Post-Effective Amendment No.

and/or

[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 21

THE HERZFELD CARIBBEAN BASIN FUND, INC.

(Exact Name of Registrant as Specified in Charter)

119 Washington Avenue, Suite 504 Miami Beach, FL 33139

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (305) 777-1660

Erik M. Herzfeld

The Herzfeld Caribbean Basin Fund, Inc.

119 Washington Avenue, Suite 504 Miami Beach, FL 33139

(Name and Address of Agent for Service)

Copies to:

Erik M. Herzfeld	Joseph V. Del Raso, Esq.
119 Washington Avenue	Troutman Pepper Hamilton Sanders LLP
Suite 504	3000 Two Logan Square
Miami Beach, FL 33139	18th and Arch Streets
Philadelphia, PA 19103

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

[ ]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[X]	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

[X]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[ ]	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

[ ]	When declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

[ ]	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ]	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[ ]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[X]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

[ ]	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

[ ]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(2)(3)
Common Stock Subscription Rights		$88,000,000	$9600.80

(1)

There are being registered hereunder such indeterminate number of shares of common stock and such indeterminate number of subscription rights as shall have an aggregate offering price not to exceed $88,000,000, less the aggregate dollar amount of all securities previously issued hereunder. The securities registered hereunder also include such indeterminate number of securities of each identified class of securities, which may be offered from time to time in unspecified numbers and at indeterminate prices, and as may be issued upon conversion, redemption, repurchase, exchange or exercise of any securities registered hereunder, including under any applicable anti-dilution provisions of any of such securities.  In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended, or the Securities Act, the securities being registered hereunder includes such indeterminate number of securities of each identified class of securities as may be issuable with respect to the securities being registered hereunder as a result of stock splits, stock dividends or similar transactions.

(2)	Calculated pursuant to Rule 457(o) under the Securities Act based on the proposed maximum aggregate offering price of all securities listed. Pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended, this Registration Statement includes $88,000,000 of unsold securities of the registrant that have been previously registered on the Registration Statement on Form N-2 (File No. 333-224685) originally filed by the registrant on May 4, 2018. A filing fee of $10,956 was paid under the prior registration statement, of which $10,956 was paid in connection with such unsold securities and is being offset against the total registration fee pursuant to Rule 457(p), resulting in a payment of $0.00 in connection with the filing of this Registration Statement. Pursuant to Rule 415(a)(6), the offering of the unsold securities registered under the prior registration statement will be deemed terminated as of the effective date of this Registration Statement.

(3)	This amount was previously offset against the Registration Fee as described in footnote 2, above, in connection with a registration statement on Form N-2 filed by the registrant on March 23, 2021 (1933 Act File No. 333-254635) (the “Prior Registration Statement”). No shares of common stock were offered or sold under the Prior Registration Statement, and the Prior Registration Statement was withdrawn on April 13, 2021 due to an inadvertent omission of certain disclosure on the facing sheet. This registration statement is intended to replace the Prior Registration Statement. The registrant paid $9,600.80 in connection with the filing of the Prior Registration Statement. In accordance with Rule 457(p) promulgated under the Securities Act, the entire registration fee of $9,600.80 associated with this registration statement is hereby satisfied by offset against the $9,600.80 prepaid registration fee paid in connection with the Prior Registration Statement.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Subject to Completion, Base Prospectus dated June___, 2021

BASE PROSPECTUS

$88,000,000

THE HERZFELD CARIBBEAN BASIN FUND, INC.

Common Stock

Subscription Rights for Common Stock

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act.”). Its investment adviser is HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc. (the “Adviser”). The Fund’s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Adviser’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the former Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela, or the “Caribbean Basin Countries.” The Fund invests at least 80% of its total assets in a broad range of securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries. The Fund may invest more than 25% of its total assets in the securities of U.S.-based companies, which constituted approximately 58.63% of the Fund’s total assets as of December 31, 2020. Total assets includes the amount of any borrowings for investment purposes. At such time as it becomes legally permissible for U.S. entities to invest directly in Cuba, the Fund will consider such investments. For additional information, see “Investment Objective and Policies”. Equity and equity-linked securities include, but are not limited to, common stock, preferred stock, debt securities convertible into equity, warrants, options and futures. An investment in the Fund is not appropriate for all investors and should not constitute a complete investment program. No assurances can be given that the Fund’s objective will be achieved.

We may offer, from time to time, in one or more offerings of up to $88,000,000 of our common stock, par value $0.001 per share, or subscription rights described in this prospectus. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value, or NAV, per share of our common stock at the time we make the offering except (1) in connection with a subscription rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors or (3) under such circumstances as the Securities and Exchange Commission (“SEC”) may permit.

Our common stock is traded on the NASDAQ Capital Market under the symbol “CUBA.” On December 31, 2020, the last reported sales price on the NASDAQ Capital Market for our common stock was $5.11 per share. We determine the NAV per share of our common stock no less frequently than monthly. Our NAV per share of our common stock as of December 31, 2020 was $6.22 (unaudited) and our total net assets were $38,129,511 (unaudited). As of December 31, 2020 there were 6,133,665 shares of our common stock outstanding.

Notwithstanding our ticker symbol “CUBA,” U.S. law currently prohibits U.S. persons including the Fund from investing in Cuban securities or investing in Cuba directly or indirectly.

Investing in the securities may be considered speculative and involves a high degree of risk, including the risk of a total loss of investment. Shares of closed-end investment companies frequently trade at a discount to their net asset value. See “Risk Factors and Special Considerations” beginning on page 18 of this prospectus to read about the risks you should carefully consider before investing in our securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in the Fund involves risks. See “Risk Factors and Special Considerations” on page 18 of this prospectus.

The date of this prospectus is June ___, 2021

This prospectus may not be used to consummate sales of securities by us through agents, underwriters or dealers unless accompanied by a prospectus supplement.

Please carefully read this prospectus and any accompanying prospectus supplement before investing in our securities and keep each for future reference. This prospectus and any accompanying prospectus supplement will contain important information about us that a prospective investor ought to know before investing in our securities.

We are required to file with or submit to the U.S. Securities and Exchange Commission, or “SEC,” annual, semi-annual and quarterly reports, proxy statements and other information about us. You may request copies of these reports and filings, including this prospectus and accompanying prospectus supplement, free of charge, make inquiries or request other information about us by contacting us by mail at 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 or by telephone at (800) TJH-FUND (toll-free) or (305) 777-1660. Copies of these reports and filings are also available free of charge through our website at http://herzfeld.com/cuba. The SEC also maintains a website at http://www.sec.gov that contains this information. The inclusion of our website address above and elsewhere in this prospectus and any accompanying prospectus supplement is, in each case, intended to be an inactive textual reference only and not an active hyperlink to our website. The information contained in, or that can be accessed through, our website is not part of this prospectus or any accompanying prospectus supplement.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, https://www.herzfeld.com/cubafinancialreports, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained or incorporated by reference in this prospectus or any accompanying prospectus supplement. You must not rely on any unauthorized information or representations not contained in this prospectus or incorporated by reference or any accompanying prospectus supplement as if we had authorized it. We are offering to sell, and seeking offers to buy, shares of securities only in jurisdictions where offers and sales are permitted. This prospectus and any accompanying prospectus supplement does not constitute an offer to sell or the solicitation of an offer to buy any security other than the securities offered by this prospectus and any accompanying prospectus supplement, nor does this prospectus or any accompanying prospectus supplement constitute an offer to sell or the solicitation of an offer to buy securities by anyone in any jurisdiction in which such offer or solicitation would be unlawful. The information contained in this prospectus and any accompanying prospectus supplement is accurate only as of the date of this prospectus and any accompanying prospectus supplement, regardless of the time of delivery of this prospectus, any accompanying prospectus supplement or any sale of securities

TABLE OF CONTENTS

PROSPECTUS SUMMARY	3
Information Regarding the Fund	3
The Offering	3
Information Regarding the Adviser and Custodian	4
Closed-End Fund Structure	4
Investment Focus	4
Summary Risk Factors and Special Considerations	5
FEES AND EXPENSES	9
Fee Table	9
FINANCIAL HIGHLIGHTS
PRICE RANGE OF COMMON STOCK	11
Share Price Data	11
USE OF PROCEEDS	11
INVESTMENT OBJECTIVE AND POLICIES	12
Investment Policies - General	12
Special Leverage Considerations	13
Repurchase Agreements	15
Debt Securities	16
Securities Lending	16
Portfolio Turnover	16
Investment Restrictions	17
RISK FACTORS AND SPECIAL CONSIDERATIONS	18
Risks Related to Offerings Pursuant to this Prospectus	18
Discount From Net Asset Value	18
Risks of Investing in Caribbean Basin Countries	19
Risks Related to Equity and Equity-Linked Securities	22
Risk Relating to Our Adviser and its Affiliates	24
CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS	26
MANAGEMENT OF THE FUND	27
Board of Directors	27
Information About Directors and Officers	27
Risk Oversight	28
Committees of the Board	29
Ownership of the Fund By Directors	29
Director Compensation	30
Investment Adviser and Portfolio Manager	30
Investment Adviser	30
Portfolio Managers	30

Investment Advisory Agreement	31
Benefit to the Adviser	32
Rights Offerings	32
Expenses of the Fund	32
PORTFOLIO TRANSACTIONS AND BROKERAGE	32
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	33
REGULATION AS A REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANY	33
General	33
Code of Ethics	35
Compliance Policies and Procedures	35
Sarbanes-Oxley Act of 2002	35
Proxy Voting Policies and Procedures	35
DESCRIPTION OF COMMON STOCK	36
Tender Offers and Share Repurchases	36
Certain Provisions of Articles of Incorporation and Bylaws	37
Subscription Rights	38
DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN	39
PLAN OF DISTRIBUTION	42
TAXATION	43
Federal Taxation of the Fund and its Distributions	44
DETERMINATION OF NET ASSET VALUE	49
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND REGISTRAR	50
LEGAL MATTERS	50
EXPERTS	50
FINANCIAL STATEMENTS	50
AVAILABLE INFORMATION	51
INCORPORATION BY REFERENCE
APPENDIX A	A-1
APPENDIX B	B-1

PROSPECTUS SUMMARY

This summary highlights some information that is described more fully elsewhere in this prospectus and is qualified in its entirety by the more detailed information included elsewhere in the prospectus. The summary does not purport to be a complete discussion of all matters referred to in this prospectus and any accompanying prospectus supplement and may not contain all of the information that is important to you. To understand an offering fully you should read the entire prospectus and any accompanying prospectus supplement carefully, including the “Risk Factors and Special Consideration,” before making a decision to invest in our securities.

You should carefully read the section entitled “Risk Factors and Special Considerations ” in this prospectus, any accompanying prospectus supplement, and our financial statements included in our Annual Report to stockholders for the fiscal year ended June 30, 2020, filed with the SEC on September 4, 2020, and in our Semi-Annual Report to stock holders for the six month period ended December 31, 20120, filed with the SEC on February 26, 2021. References to “fiscal year” mean our applicable fiscal year which ends on June 30th in such year.

Except where the context requires otherwise, the terms the “Fund,” “we,” “us,” and “our” refer to The Herzfeld Caribbean Basin Fund, Inc. and the “Adviser” refers to HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc.

Information Regarding the Fund

The Herzfeld Caribbean Basin Fund, Inc. is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland that has registered as an investment company under the 1940 Act. The Fund has elected and intends to continue to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the “Code.”

The Fund’s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Adviser’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the former Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela, or the “Caribbean Basin Countries.” The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S. based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries. The Fund may invest more than 25% of its total assets in the securities of U.S.-based companies, which constituted approximately 58.63% of the Fund’s total assets as of December 31, 2020. Total assets includes the amount of any borrowings for investment purposes. At such time as it becomes legally permissible for U.S. entities to invest directly in Cuba, the Fund will consider such investments. See “Investment Objective and Policies.” Equity and equity-linked securities include, but are not limited to, common stock, preferred stock, debt securities convertible into equity, warrants, options and futures. An investment in the Fund is not appropriate for all investors and should not constitute a complete investment program. No assurances can be given that the Fund’s objective will be achieved.

The Offering

We may offer, from time to time, in one or more offerings, our common shares, $0.001 par value per share, or our subscription rights to purchase our common shares (the “Offer” or the “Offering”). The securities may be offered at prices and on terms to be set forth in one or more supplements to this prospectus (each a “prospectus supplement”). The offering price per common share will not be less than the net asset value per common share at the time we make the offering, exclusive of any underwriting commissions or discounts, provided that rights offerings that meet certain conditions may be offered at a price below the then current net asset value. See “Rights Offerings.” You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities. Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents, underwriters, or dealers involved in the sale of our shares or notes, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The prospectus supplement relating to any offering of subscription rights will set forth the number of common or preferred shares issuable upon the exercise of each right and the other terms of such rights offering. We may not sell any of our shares or notes through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the particular offering.

While the aggregate amount of securities we may issue pursuant to this registration statement is limited to $88,000,000, our board of directors may, without any action by the stockholders, amend our Articles of Incorporation, as amended, from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that we have authority to issue.

Information Regarding the Adviser and Custodian, Transfer Agent, Dividend Disbursing Agent, and Registrar

HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc. has acted as the investment adviser to the Fund since the Fund’s registration under the 1940 Act. Our Investment Advisory Agreement with the Adviser, or the “Investment Advisory Agreement,” sets forth the services to be provided by the Adviser. The Investment Advisory Agreement was last approved by our board of directors (the “board of directors” or “board”) on August 13, 2020, and is required to be approved annually by our board. The Adviser is entitled to an advisory fee paid by the Fund at the annual rate of 1.45% of the Fund’s average weekly net assets and payable at the end of each month. That fee may be higher than the advisory fee paid by some investment companies. The Adviser has voluntarily agreed to waive its management fee by ten (10) basis points (from 1.45% to 1.35%) for any fiscal year over a three-year period beginning July 1, 2019 and ending June 30, 2022 if the Fund’s average discount to NAV during the preceding fiscal year is greater than 5%. See, “Share Purchases and Tender Offers” below. For the fiscal year ended June 30, 2020, the Adviser earned $591,150, and received $550,388 after waiving fees of $40,762. For the fiscal years ended June 30, 2019 and 2018, the Adviser earned $668,416 and $748,415, respectively, for investment advisory services provided to the Fund pursuant to the Investment Advisory Agreement.

See “Management of the Fund - Investment Adviser.”

Fifth Third Bank N.A. acts as custodian for the Fund’s assets. For its services as custodian the Fund currently pays Fifth Third Bank an annual fee, plus a monthly fee based on the market value of the Fund’s assets. Ultimus Fund Solutions, LLC serves as the Fund’s transfer agent, and provides shareholder services to the Fund. Ultimus has subcontracted transfer agency services to American Stock Transfer & Trust Company, LLC, which serves as dividend/distribution disbursing agent, dividend reinvestment plan agent and as registrar for the Fund’s common stock. For its services as transfer agent, the Fund currently pays Ultimus a monthly fee based primarily on the number of registered Fund shareholders.

See, “Custodian, Transfer Agent, Dividend Disbursing Agent, And Registrar”.

Closed-End Fund Structure

The Fund is a non-diversified, closed-end management investment company under the 1940 Act, commonly referred to as a “closed-end fund.” Closed-end management investment companies differ from open-end management investment companies (commonly referred to as “mutual funds”) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their stock at the request of the stockholder. This means that if a stockholder wishes to sell shares of a closed-end management investment company, he or she must trade them on the market, like any other stock, at the prevailing market price at that time. With respect to a mutual fund, if the stockholder wishes to sell shares of the company, the mutual fund will redeem, or buy back, the shares at NAV. Mutual funds also generally offer new shares on a continuous basis to new investors, and closed-end management investment companies generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the company’s investments. By comparison, closed-end management investment companies are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as investments in illiquid securities.

When shares of closed-end management investment companies are traded, they may trade at a discount to their NAV. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the closed-end management investment company’s NAV may decrease as a result of investment activities. Our conversion to an open-end mutual fund would require an amendment to the Fund’s articles of incorporation.

Investment Focus

The Fund’s investment objective is to obtain long-term capital appreciation. This objective may not be changed without the prior approval of the holders of a majority of the Fund’s outstanding voting securities. As further described below, the Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country, (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from a Caribbean Basin Country, which we refer to collectively as “Caribbean Basin Companies.” Current income through receipt of interest or dividends from the Fund’s securities is incidental to the Fund’s efforts to attain its investment objective.

The Fund invests in Caribbean Basin Companies that are likely, in the opinion of the Adviser, to benefit from economic, political, structural and technological developments in the Caribbean Basin Countries. Under normal market conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Companies. This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders. Total assets includes the amount of any borrowings for investment purposes. The Fund may invest more than 25% of its total assets in the securities of U.S.-based companies, which constituted approximately 58.63% of the Fund’s total assets as of December 31, 2020.

Investment in Cuban securities or any investment in Cuba directly or indirectly is currently prohibited under U.S. law. At such time as it becomes legally permissible for U.S. entities to invest directly in Cuba, the Fund will consider such investments. U.S. law currently prohibits the Fund from investing its assets in securities of companies that benefit from free trade with Cuba, which we refer to as “companies strategically linked to Cuba.” Companies strategically linked to Cuba may include a company that benefits from free trade with Cuba, but does not meet the definition of Caribbean Basin Company set forth above. If permitted to make such investments upon a lifting or easing of the U.S. trade embargo against Cuba or pursuant to regulations promulgated by a department or agency of the U.S. Government, the Fund may invest up to 20% of its assets in equity and equity-linked securities of non-Caribbean Basin Companies strategically linked to Cuba.

There can be no assurances that the U.S. trade embargo against Cuba will ever be lifted or eased or, if and when such lifting or easing of the embargo commences, that the Adviser will be able to identify direct investments in issuers domiciled in Cuba that are acceptable for the Fund. If investment in securities issued by companies domiciled in Cuba were to be permitted under U.S. law, certain risks and special considerations not typically associated with investing in securities of U.S. companies would be relevant to such securities. These risks include, among others, restrictions on foreign investment and on repatriation of capital invested in Cuba, unstable currency exchange and fluctuation, the absence of a capital market structure or market oriented economy, potential price volatility and lesser or lack of liquidity of shares listed on a securities market (if one is established), continued political and economic risks and other risks described in “Risk Factors and Special Considerations”.

Equity securities of public and private companies that may be purchased by the Fund consist of common stock, convertible and non-convertible preferred stock (whether voting or non-voting), debt with equity warrants and unattached warrants. Debt issued with a warrant entitles the holder to purchase equity shares and differs from convertible debt because the conversion feature is in the form of a separately traded warrant. Equity-linked securities of public and private companies that may be purchased by the Fund consist of debt securities convertible into equity and securities such as warrants, options and futures, the prices of which are functions of the value of the equity securities receivable upon exercise or settlement thereof.

We may invest up to 20% of our assets in non-equity linked debt securities including foreign denominated corporate debt and sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities.

For more information, see “Investment Objective and Policies”.

Summary Risk Factors and Special Considerations

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. For additional information about the risks associated with investing in the Fund’s common stock, see “Risk Factors and Special Considerations.”

The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests generally in a portfolio of Caribbean Basin Companies. An investment in the Fund should be considered speculative and involves a high degree of risk. The Fund’s shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

Risks that you should carefully consider before investing in our securities include, but are not limited to, the following:

Discount From NAV	Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares (a “discount”). The possibility that the Fund’s shares will trade at a discount from NAV is a risk separate and distinct from the risk that the Fund’s NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Caribbean Basin Countries

Investing in the securities of non-U.S. issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include currency fluctuations, political and economic risks, including nationalization and expropriation, reduced levels of publicly available information concerning issuers and reduced levels of government regulation of foreign securities markets. Also, investment in Caribbean Basin Countries may involve special considerations, such as limited liquidity and small market capitalization of the Caribbean Basin securities markets, currency devaluations, high inflation and repatriation restrictions.

Equity and Equity-Linked Securities Risk

Consistent with its objective, the Fund invests a substantial portion of its assets in equity securities of Caribbean Basin Companies. Equity securities, such as common stock, generally represent an ownership interest in a company. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. The Fund’s share price can fall because of weakness in the markets in which it invests, a particular industry or specific holdings. Markets as a whole can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Investments in futures and options, if any, are subject to additional volatility and potential losses.

The Fund may also invest in preferred stock, convertible securities and other types of equity-linked securities. The market value of preferred and convertible securities and other debt securities tends to fall when prevailing interest rates rise. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Equity-linked securities bear the risk that, in addition to market risk and other risks of the referenced equity security, the Fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject the Fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the Fund’s investment.

Cuba Specific Issues

Investment in Cuban securities or any investment in Cuba directly or indirectly is currently prohibited under U.S. law. There can be no assurances that the U.S. trade embargo against Cuba will ever be lifted or eased or, if and when such a normalization commences, that the Adviser will be able to identify direct investments in issuers domiciled in Cuba that are acceptable for the Fund.

However, if investment in securities issued by companies domiciled in Cuba were to be permitted under U.S. law, certain considerations not typically associated with investing in securities of U.S. companies should be considered, including: (1) restrictions on foreign investment and on repatriation of capital invested in Cuba; (2) unstable currency exchange and fluctuation; (3) the cost of converting foreign currency into U.S. Dollars; (4) potential price volatility and lesser or lack of liquidity of shares listed on a securities market (if one is established); (5) continued political and economic risks including a new government that if not properly stabilized may lead to the risk of nationalization or expropriation of assets and the risk of civil war; (6) the absence of a developed legal structure governing private property; (7) the absence of a capital market structure or market oriented economy; and (8) the difficulty of assessing the financial status of particular companies.

“Non-diversified” Investment Company	As a “non-diversified” investment company, the Fund’s investments involve greater risks than would be the case for a similar diversified investment company because the Fund is not limited by the Investment Company Act of 1940, as amended (the “1940 Act”), in the proportion of its assets that may be invested in the assets of a single issuer. Although the Fund is not diversified for the purposes of the 1940 Act, it must maintain a certain degree of diversification in order to comply with certain requirements of the Code, applicable to regulated investment companies. See “Risk Factors/Special Considerations” and “Taxation.”

Management Risk	The Adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.
Managed Distribution Risk	Managed Distribution Risk. Under the Fund’s Managed Distribution Policy (see “Managed Distribution Policy”), the Fund makes quarterly distributions to stockholders at a rate that may include periodic distributions of its net income and net capital gains (“Net Earnings”), or from return-of-capital. For any fiscal year where total cash distributions exceeded Net Earnings (the “Excess”), the Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing the Fund’s expense ratio. There is a risk that the total Net Earnings from the Fund’s portfolio would not be great enough to offset the amount of cash distributions paid to stockholders. If this were to be the case, the Fund’s assets would be depleted, and there is no guarantee that the Fund would be able to replace the assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio, including securities purchased with the proceeds of the Offering, at a time when independent investment judgment might not dictate such action. Furthermore, such assets used to make distributions will not be available for investment pursuant to the Fund’s investment objective. The Fund adopted the Managed Distribution Policy in 2019, and has made quarterly distributions beginning September 30, 2019. The Fund may use the proceeds of the Offering to maintain the Managed Distribution Policy by providing funding for future distributions, which may constitute a return of capital to stockholders and lower the tax basis in their shares which, for the taxable stockholders, will defer any potential gains until the shares are sold. For the taxable stockholders, the portion of distribution that constitutes ordinary income and/or capital gains is taxable to such stockholders in the year the distribution is declared. A return of capital is non-taxable to the extent of the stockholder’s basis in the shares. The stockholders would reduce their basis in the shares by the amount of the distribution and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such shares, even if such shares are sold at a loss to the stockholder’s original investment amount. Any return of capital will be separately identified when stockholders receive their tax statements. Any return of capital that exceeds cost basis may be treated as capital gain. Stockholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Fund. Furthermore, the Fund may need to raise additional capital in order to maintain the Managed Distribution Policy.

Dividends and Distributions

The Fund distributes annually to its stockholders substantially all of its net investment income and net short-term capital gains. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses. We paid annual distributions to our common stockholders in fiscal year 2020 of $1.01 per share and in fiscal year 2019 of $0.31 per share.

The tax character of distributions paid to stockholders during the fiscal year ended June 30, 2020 and June 30, 2019 were as follows: long-term capital gains of $659,974 and $1,870,766, respectively. For the fiscal year ended June 30, 2020, the Fund had returned capital of $5,529,654.

See “Dividends and Distributions: Dividend Reinvestment Plan” and “Taxation.”

Plan of Distribution

We may offer, from time to time, up to $88,000,000 of our securities, on terms to be determined at the time of each such offering and set forth in a supplement to this prospectus. Securities may be offered at prices and on terms described in one or more supplements to this prospectus. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The supplement to this prospectus relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc., or FINRA, the compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus. We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the terms of the particular securities to be offered and the method of an offering of such securities. See “Plan of Distribution”.

Certain Charter Provisions	The Fund’s Articles of Incorporation, as amended, include provisions that could have the effect of: inhibiting the Fund’s possible conversion to open-end status; limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its board; and depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See “Description of Common Stock.”

Market Disruption Risk

Certain events have had a disruptive effect on the securities markets, such as pandemics, terrorist attacks, war and other geopolitical events, hurricanes, droughts, floods and other disasters. The Fund cannot predict the effects of similar events in the future on the markets or economies of Caribbean Basin Countries.

Tender Offers and Share Repurchases

The Fund may make tender offers or other offers to repurchase shares of the Fund from time to time. Subject to the Fund’s investment restriction with respect to borrowing, the Fund may incur debt to finance repurchases and tenders. See “Investment Restrictions.” If the Fund incurs debt to finance such repurchases and tenders, interest on any such borrowings will reduce the Fund’s net income. The acquisition of shares by the Fund will decrease the total assets of the Fund and therefore would have the effect of increasing the Fund’s ratio of expenses to average net assets.

Because of the nature of the Fund’s investment objective and policies, if the Adviser anticipates that a share repurchase or tender offer might have an adverse effect on the Fund’s investment performance and anticipate any material difficulty disposing of portfolio securities in order to consummate such share repurchase or tender offer, the Board would consider deferring or withdrawing the share repurchase or tender offer. The Fund may realize gains and losses on securities that it may not otherwise wish to sell in the ordinary course of its portfolio management, which may adversely affect the Fund’s performance. The portfolio turnover rate of the Fund may or may not be affected by the Fund’s repurchases of shares pursuant to a tender offer. See “Share Repurchases and Tenders.”

Pandemic Risk	The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets, including those held by the Fund. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and a shareholder’s investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.

The risks and special considerations discussed above apply generally to the investments and strategies that the Adviser will use under normal market conditions. The Fund and the Adviser also may use other strategies and engage in other investment practices. For more information about the risks described above and other risks, see “Risk Factors and Special Considerations” and, risks and special considerations discussed in any accompanying prospectus supplement. In addition, the other information included in this prospectus and any accompanying prospectus supplement contains a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus and any accompanying prospectus supplement contains a reference to fees or expenses paid by “us” or the Fund or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in the Fund.

Fee Table
Stockholder Transaction Expenses:
Sales load (as a percentage of the offering price)	--%*
Offering expenses borne by us	--%*
Dividend reinvestment plan fees	None
Total stockholder transaction expenses (as a percentage of offering price)

Annual Expenses (as a percentage of net assets attributable to common shares):
Management Fees (1)	1.45%
Other expenses (estimated) (2)	1.75%
Acquired Fund Fees and Expenses (3)	0.00%
Total Annual Expenses (estimated) (3)	3.20%

*	To be provided by amendment. The actual amounts in connection with any offering will be set forth in the prospectus supplement if applicable.

(1)	During the fiscal year ended June 30, 2020, the Adviser voluntarily waived its management fee by 10 basis points (from 1.45% to 1.35%) in support of the Fund’s initiative to attempt to reduce the stock price discount to NAV.

(2)	“Other Expenses” do not include expenses of the Fund incurred in connection with any Offer. However, these expenses will be borne by the holders of the shares of common stock of the Fund and result in a reduction in the net asset value, or “NAV”, of the shares of common stock.

(3)	“Acquired Fund Fees and Expenses” are less than 0.005%. Total Annual Expenses may not correlate to the ratio of expenses to average net assets disclosed in the Fund’s annual and semi-annual reports to stockholders in the financial highlights table, which reflects operating expenses of the Fund and does not include “Acquired Fund” fees and expenses. The Fund’s Total Annual Expenses, after the Adviser’s voluntary waiver of 10 basis points of its management fee, is 3.10%.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock.

	Cumulative Expenses Paid for the Period of:
	1 year	3 years	5 years	10 years
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$32	$99	$167	$350

The example and the expenses in the tables above should not be considered a representation of past or future expenses or annual rates of return and actual expenses or annual rates of return may be more or less than those shown. The foregoing table and example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. “Other Expenses” are based on estimated amounts for the current fiscal year. See “Management of the Fund” for additional information.

The example assumes the reinvestment of all dividends and distributions at NAV and an expense ratio of 3.20%. The tables above and the assumption in the example of a 5% annual return are required by SEC regulations applicable to all investment companies. In addition, while the example assumes the reinvestment of all dividends and distributions at NAV, participants in the Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from NAV. See “Dividends and Distributions; Dividend Reinvestment Plan.”

FINANCIAL HIGHLIGHTS

The table below sets forth selected data for a share of common stock outstanding for each period presented. The information for the fiscal years ended June 30, 2017, and 2016 has been audited by Tait Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm. Audited financial statements for the Fund for the fiscal year ended June 30, 2020, are included in the Annual Report to stockholders, and unaudited financial statements for the Fund for the six-month period ended December 31, 2021 are included in the Semi-Annual Report to stockholders. The Annual Report and Semi-Annual Report to stockholders is available without charge by calling (800) TJH-FUND.

	Six Months Ended December 31, 2020		Year Ended June 30,
	(unaudited)		2020	2019	2018		2017		2016
Selected Per Share Data:
Net asset value, beginning of period	$4.76		$7.59	$8.00	$8.32		$6.47		$7.43

Operations:
Net investment loss [1]	(0.06)		(0.10)	(0.08)	(0.11)		(0.14)		(0.07)
Net realized and unrealized gain (loss) on investment	1.83		(1.72)	(0.02)	(0.09)		2.12		(0.80)
Total from investment operations	1.77		(1.82)	(0.10)	(0.20)		1.98		(0.87)

Less distributions to shareholders from:
Net realized gains	—		(0.11)	(0.31)	(0.12)		(0.13)		(0.16)
Return of capital	(0.31)		(0.90)	—	—		—		—
Total distributions	(0.31)		(1.01)	(0.31)	(0.12)		(0.13)		(0.16)

Accretive effect of ATM offering	—		—	—	—		—		0.07
Accretive effect of shares in reinvestment of distribution	—		—	—	—		—		— [2]
Net asset value, end of period	$6.22		$4.76	$7.59	$8.00		$8.32		$6.47
Per share market value, end of period	$5.11		$3.70	$6.36	$6.60		$7.20		$6.11

Total investment return based on market value per share [3]	48.25	% [4]	(27.37)%	2.16%	(6.82)%		20.17%		(33.73)%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$38,130		$29,196	$46,542	$49,048		$51,047		$39,699
Ratio of expenses to average net assets before waiver	3.52	% [5]	3.20%	2.79%	2.72	% [6]	3.36	% [7]	3.20%
Ratio of expenses to average net assets after waiver	3.42	% [5]	3.10%	2.79%	2.72	% [6]	3.36	% [7]	3.20%
Ratio of net investment loss to average net assets after waiver	(2.10	)% [5]	(1.51)%	(1.06)%	(1.29	)% [6]	(1.86	)% [7]	(0.99)%
Portfolio turnover rate	5	% [4]	8%	6%	19%		16%		9%

[1]	Computed by dividing the respective period’s amounts from the Statement of Operations by the average outstanding shares for each period presented.

[2]	Amount rounds to less than $0.01.

[3]	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at the net asset value of the Fund on the dividend ex-date.

[4]	Not annualized.

[5]	Annualized.

[6]	This figure includes expenses incurred as a result of the expiration of the Fund’s shelf registration. The overall impact on the Fund’s ratios is an increase of 0.22% (See Note 7 to the Fund’s financial statements included in the Fund’s Semi-Annual Report for the period ended December 31, 2020).

[7]	This figure includes expenses incurred as a result of the expiration of the Fund’s ATM offering. The overall impact on the Fund’s ratios is an increase of 0.63% (See Note 7 to the Fund’s financial statements included in the Fund’s Semi-Annual Report for the period ended December 31, 2020).

	Year Ended June 30
	2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for each year)
Net asset value, beginning of year	$9.12	$9.28	$7.90	$8.13	$6.12

Operations:
Net investment loss1	(0.11)	(0.07)	(0.03)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	(0.08)	1.05	1.61	(0.11)	2.07
Total from operations	(0.19)	0.98	1.58	(0.17)	2.01

Distributions:
From net realized gains	(0.64)	(1.14)	(0.20)	(0.06)	--
Total distributions	(0.64)	(1.14)	(0.20)	(0.06)	--

Dilutive effect of rights offering	(0.86)	--	--	--	--

Net asset value, end of year	$7.43	$9.12	$9.28	$7.90	$8.13

Per share market value, end of year	$9.46	$8.15	$8.51	$6.97	$7.14

Total investment return (loss) based on market value per share	25.40%	8.98%	25.31%	(1.39%)	25.93%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$41,611	$33,862	$34,445	$29,330	$30,169
Ratio of expenses to average net assets	2.97%	2.46%	2.50%	2.68%	2.66%
Ratio of net investment loss to average net assets	(1.36%)	(0.78%)	(0.38%)	(0.81%)	(0.81%)
Portfolio turnover rate	14%	24%	37%	15%	22%

[1]	Computed by dividing the respective year’s amounts from the Statement of Operations by the average outstanding shares for each year presented.

PRICE RANGE OF COMMON STOCK

	Price		NAV		Premium/(Discount)
Quarter Ended	High	Low	High	Low	High	Low
3/31/2021	$6.21	$5.17	$7.42	$6.08	-11.76%	-19.73%
12/31/2020	$5.35	$3.57	$6.36	$4.78	-14.26%	-27.81%
9/30/2020	$3.94	$3.41	$5.15	$4.45	-18.63%	-27.88%
6/30/2020	$4.43	$2.91	$5.69	$3.67	-7.69%	-26.16%
3/31/2020	$6.85	$2.67	$7.98	$3.52	-8.89%	-24.28%
12/31/2019	$6.90	$6.16	$8.05	$7.40	-13.24%	-18.19%
9/30/2019	$6.73	$5.86	$7.93	$7.28	-14.43%	-19.95%
6/30/2019	$6.45	$5.86	$7.73	$7.24	-14.15%	-22.63%

The Shares are traded on the NASDAQ Capital Market. During each completed fiscal quarter of the Fund during the past two fiscal years and during the current fiscal year, the highest and lowest NAV and Market Price per Share, and the highest and lowest premium/discount were as follows:

Our common stock has historically traded at a premium or at a discount to its NAV. We cannot predict whether our common stock will trade at a premium or discount to NAV in the future. In recognition of the possibility that the Fund’s shares might trade at a discount to NAV, our board of directors may determine that it would be in the best interest of stockholders of the Fund to take action to attempt to reduce or eliminate a market value discount from NAV. To that end, the board may take action from time to time either to repurchase Fund shares in open market or private transactions or to make a tender offer for Fund shares at NAV. No assurance can be given that the board will decide to undertake such repurchases or tender offers, or that any such repurchases or tender offers would reduce any market discount. The board does not currently intend to undertake repurchases or tenders offers.

See also, “Description of Common Stock - Share Repurchases and Tender Offers”.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use all or substantially all of the net proceeds from a sale of our securities, pursuant to a prospectus supplement, if any, for acquiring investments in accordance with our investment objective and policies described in this prospectus and any accompanying prospectus supplement and for general corporate purposes. The Adviser anticipates that such proceeds, if received, will be invested promptly as investment opportunities are identified, depending on market conditions and the availability of appropriate securities, which we anticipate will take not more than approximately three to six months from the closing of any offering. Pending investment, the proceeds will be invested in short-term cash-equivalent instruments. Although the Adviser anticipates that a substantial portion of the proceeds from any offering will be invested pursuant to the Fund’s investment objective and policies, some of the proceeds may be used to make capital gain distributions required to maintain the Fund’s tax status as a regulated investment company. To the extent necessary, a portion of the increase in the Fund’s assets will also be used to maintain the Fund’s Managed Distribution Policy. See “Managed Distribution Policy” below.

INVESTMENT OBJECTIVE AND POLICIES

Investment Policies - General

The Fund’s investment objective is to obtain long-term capital appreciation. This objective is fundamental and may not be changed without the prior approval of the holders of a majority of the Fund’s outstanding voting securities. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin country, (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin country (collectively referred to herein as “Caribbean Basin Companies”). Current income through receipt of interest or dividends from the Fund’s securities is incidental to the Fund’s efforts to attain its investment objective. The Fund invests in Caribbean Basin Companies that are likely, in the opinion of the Adviser, to benefit from political, legal and economic developments in the Caribbean Basin Countries. Under normal market conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Companies, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries. Total assets includes the amount of any borrowings for investment purposes. The Fund may invest more than 25% of its total assets in the securities of U.S.-based companies. U.S. law currently prohibits the Fund from investing its assets in securities of companies that benefit from free trade with Cuba (“companies strategically linked to Cuba”). Companies strategically linked to Cuba may include a company that benefits from free trade with Cuba, but does not meet the definition of Caribbean Basin Company set forth above. If permitted to make such investments upon a lifting or easing of the U.S. trade embargo against Cuba or pursuant to regulations promulgated by a department or agency of the U.S. Government, the Fund may invest up to 20% of its assets in equity and equity-linked securities of non-Caribbean Basin Companies strategically linked to Cuba.

The Fund’s investment objective is fundamental and may not be changed without the approval of the Fund’s outstanding voting securities. As used in this prospectus, a majority of the Fund’s outstanding voting securities means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. The Fund’s non-fundamental investment policies may be changed by its board without stockholder approval, but the Fund will not change its investment policies without notice to its stockholders. The Fund is designed primarily for long-term investment, and investors should not consider it a trading vehicle. An investment in the Fund’s shares should not constitute a complete investment program. The Fund’s NAV can be expected to fluctuate, and no assurance can be given that the Fund will continue to achieve its investment objective.

Equity securities of public and private companies that may be purchased by the Fund consist of common stock, convertible and non-convertible preferred stock (whether voting or non-voting), debt with equity warrants and unattached warrants. Debt issued with a warrant entitles the holder to purchase equity shares and differs from convertible debt because the conversion feature is in the form of a separately traded warrant. Equity-linked securities of public and private companies that may be purchased by the Fund consist of debt securities convertible into equity and securities such as warrants, options and futures, the prices of which are functions of the value of the equity securities receivable upon exercise or settlement thereof.

The Fund may also invest in the shares of other registered investment companies, some of which may be Caribbean Basin Companies. By investing in shares of investment companies, the Fund would indirectly pay a portion of the operating expenses, management expenses and brokerage costs of such companies as well as the expense of operating the Fund. Thus, the Fund’s investors may indirectly pay higher total operating expenses and other costs than they might pay by owning the underlying investment companies directly. The Adviser will continue to attempt to identify investment companies that have demonstrated superior management in the past, thus possibly offsetting these factors by producing better results and/or lower expenses than other investment companies. There can be no assurance that this result will continue to be achieved. In addition, Section 12(d)(1)(A) of the 1940 Act imposes limits on the amount of the investment of the Fund’s assets, and those of its affiliates, in any investment company and that provision may adversely affect the Fund’s ability to purchase or redeem shares issued by an investment company.

The Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays a distribution, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Temporary Defensive Positions

The Fund may vary its investment policy for temporary defensive purposes when, in the opinion of the Adviser, such a change is warranted due to changes in the securities markets in which the Fund may invest or other economic or political conditions affecting such markets. For temporary defensive purposes, the Fund may reduce its position in equity and equity-linked securities and invest in U.S. Treasury bills and U.S. Dollar denominated bank time deposits and certificates of deposit rated high quality or better by any nationally recognized statistical rating service or, if unrated, of equivalent investment quality as determined by the Adviser. The banks whose obligations may be purchased by the Fund will include any member of the U.S. Federal Reserve System. The Fund does not seek to achieve its stated investment objective when it has assumed a temporary defensive position.

Special Leverage Considerations

Hedging Transactions

The Fund may employ one or more of the hedging techniques described below, primarily to protect against a decrease in the U.S. Dollar equivalent value of its portfolio securities denominated in foreign currencies or in the payments thereon that may result from an adverse change in foreign currency exchange rates. Conditions in the securities, futures, options and foreign currency markets will continue to determine whether and under what circumstances the Fund will employ any of the techniques or strategies described below. The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (“CFTC”) and the Federal tax requirements applicable to regulated investment companies. See “Taxation.”

Pursuant to applicable law and subject to certain restrictions, the Fund may effect hedging transactions on a variety of U.S. and foreign exchanges. The operations of U.S. exchanges are considered to be subject to more stringent regulation and supervision than those of certain non-U.S. exchanges.

If any percentage limitations applicable to the transactions described below are exceeded due to market fluctuations after an initial investment, the Fund may not enter into new transactions of the type to which the exceeded limitation applies until the total of the Fund’s commitments with respect to such transactions falls within the applicable limitation.

Forward Foreign Currency Exchange Contracts

The Adviser believes that in some circumstances the purchase and sale of forward foreign currency exchange contracts (“forward contracts”) may help offset declines in the U.S. Dollar equivalent value of the Fund’s assets denominated in foreign currencies and in the income available for distribution to the Fund’s stockholders that would result from adverse changes in the exchange rate between the U.S. Dollar and such foreign currencies. For example, the U.S. Dollar equivalent value of the principal of and rate of return on, the Fund’s foreign denominated securities will decline if the exchange rate fluctuates between the U.S. Dollar and such foreign currency whereby the U.S. Dollar increases in value. Such a decline could be partially or completely offset by an increase in the value of a foreign currency forward contract. The Fund may purchase forward contracts involving either the currencies in which certain of its portfolio securities are denominated or, in cross-hedging transactions, other currencies, changes in the value of which correlate closely with the changes in the value of the currencies in which its portfolio securities are denominated. The Fund will enter into such cross-hedging transactions (i) only with respect to currencies whose foreign exchange rate changes historically have shown a high degree of correlation to changes in the foreign exchange rate of the currency in which the hedged asset is denominated (a “correlated currency”) and (ii) only when the Adviser believes that the increase in correlation risk is offset by the lower transaction costs and increased liquidity available for financial instruments denominated in the correlated currency.

The Fund may enter into forward contracts or maintain a net exposure on such contracts only if (i) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or (ii) the Fund maintains cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account in an amount not less than the value of the Fund’s total assets committed to the consummation of the contract.

Although the use of forward contracts may protect the Fund against declines in the U.S. Dollar equivalent value of the Fund’s assets, such use may reduce the possible gain from advantageous changes in the value of the U.S. Dollar against particular currencies in which the Fund’s assets are denominated. Moreover, the use of forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of, or rates of return on, the assets held in the Fund’s portfolio.

The use of forward contracts subjects the Fund to certain risks. The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the asset that is the subject of the hedge generally is not precise. The success of any of these techniques depends on the ability of the Adviser to predict correctly movements in foreign currency exchange rates. If the Adviser incorrectly predicts the direction of such movements or if unanticipated changes in foreign currency exchange rates occur, the Fund’s performance may be poorer than if it had not entered into such contracts. The cost to the Fund of engaging in forward contracts varies with such factors as the foreign currency involved, the length of the contract period and the prevailing market conditions, including general market expectations as to the direction of the movement of various foreign currencies against the U.S. Dollar. Consequently, because the Fund may not always be able to enter into forward contracts at attractive prices, it may be limited in its ability to use such contracts to hedge its assets or for other risk management purposes. In addition, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. Dollar will continue.

Options on Foreign Currencies

The Fund may purchase and write put and call options on foreign currencies to protect against a decline in the U.S. Dollar equivalent value of its portfolio securities or payments due thereon or a rise in the U.S. Dollar equivalent cost of securities that it intends to purchase. A foreign currency put option grants the holder the right, but not the obligation, at a future date to sell a specified amount of a foreign currency to its counterparty at a predetermined price. A foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

As in the case of other types of options, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Any options on foreign currencies written by the Fund will be covered. A call option is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written, so long as the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian. The Fund covers any put option it writes on foreign currencies by holding with its custodian, in a segregated account, cash, U.S. government securities or other liquid, high-grade debt securities in an amount equal to the option price.

The Fund may not purchase or write options on foreign currencies if, as a result, the Fund will have more than 20% of the value of its total assets invested in, or at risk with respect to, such options.

Futures Contracts

The Fund may enter into contracts for the purchase or sale for future delivery (“futures contracts”) of foreign stock or bond indices or other financial indices that the Adviser and the Manager determine are appropriate to hedge the risks associated with changes in interest rates or general fluctuations in the value of the Fund’s portfolio securities.

Pursuant to the regulations of the CFTC, and subject to certain restrictions, the Fund may purchase or sell futures contracts that are traded on U.S. exchanges that have been designated as contract markets by the CFTC. The Fund may also generally purchase or sell futures contracts that are subject to the rules of any foreign board of trade (“foreign futures contracts”). The Fund may not, however, trade a foreign futures contract based on a foreign stock index unless the contract has been approved by the CFTC for trading by U.S. persons.

The Fund is required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin is required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

Notwithstanding the foregoing, the Fund will generally only purchase or sell futures contracts (including foreign currency exchange contracts), or options thereon, for bona fide hedging purposes, as defined in applicable CFTC regulations. If the Fund purchases or sells such futures contracts (including foreign currency exchange contracts), or options thereon for purposes other than bona fide hedging transactions, in accordance with CFTC regulations, the Fund will in no event purchase or sell futures contracts if immediately thereafter the sum of the amounts of initial margin deposits and premiums on the Fund’s existing futures contracts would exceed 5% of the fair market value of the Fund’s total assets. The Adviser reserves the right to comply with such different standards as may be established by the CFTC with respect to the purchase or sale of futures contracts and foreign futures contracts.

Options on Securities and Options on Indices

The Fund may purchase or sell exchange traded or over-the-counter put and call options on its portfolio securities.

The Fund may write covered put and call options on portfolio securities to generate additional revenue for the Fund and, in certain circumstances, as a partial hedge (to the extent of the premium received less transaction costs) against a decline in the value of portfolio securities and in circumstances in which the Adviser anticipates that the price of the underlying securities will not increase above or fall below (in the case of put options) the exercise price of the option by an amount greater than the premium received (less transaction costs incurred) by the Fund. Although writing put and call options may generate additional revenue for the Fund, such revenue is incidental to the Fund’s efforts to achieve its investment objective. The Fund’s strategy limits potential capital appreciation in the portfolio securities subject to the options.

The Fund may write only covered options. “Covered” means that, so long as the Fund is obligated as the writer of a call option, it will own either the underlying securities or an option to purchase the same underlying securities having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or establish or maintain with its custodian for the term of the option a segregated account consisting of cash, U.S. government securities or other liquid, high-grade debt obligations having a value equal to the fluctuating market value of the option securities. The Fund will continue to cover any put option it writes by maintaining a segregated account with its custodian as described above.

The Fund may not purchase or write options on securities or options on indices if, as a result, the Fund will have more than 5% of the value of its total assets invested in, or at risk with respect to, either such class of options.

The Fund’s successful use of options and futures depends on the ability of the Adviser to predict the direction of the market, and is subject to various additional risks. The investment techniques and skills required to use options and futures successfully are different from those required to select equity and equity-linked securities for investment. The correlation between movements in the price of the option or future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures and options, as the composition of the Fund’s portfolio diverges from the composition of the index underlying such index futures and options. In addition, the ability of the Fund to close out a futures or options position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option or futures contract at any particular time. The securities the Fund is required to maintain in segregated accounts in connection with its hedging transactions are not available for investment in accordance with the Fund’s investment objective of long-term capital appreciation.

On U.S. exchanges, once an option contract has been accepted for clearance, the exchange clearing organization is substituted as both buyer and seller of the contract, thereby guaranteeing the financial integrity of the option contract. Options on securities and on indices traded on certain non-U.S. exchanges may not be so guaranteed by a clearing organization. The absence of such a role for a clearing organization on such a non-U.S. exchange would expose the Fund to the credit risk of its counterparty. If its counterparty were to default on its obligations, the Fund could lose the expected benefit of the transaction.

Repurchase Agreements

When cash may be available to the Fund for only a few days, the Fund may invest such cash in repurchase agreements until such time as it otherwise may be invested or used for payments of obligations of the Fund. In these transactions, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price and date. The resale price reflects the purchase price plus an agreed-upon market rate of interest, which is unrelated to the coupon rate or maturity of the security purchased. The obligation of the seller to pay the agreed-upon price is secured by the value of the underlying securities, which is maintained at the Fund’s custodian at a value at least equal to the resale price. The Adviser monitors the adequacy of the collateral on a daily basis to ensure that the collateral always equals or exceeds the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund could suffer a loss to the extent proceeds from the sale of collateral were less than the value of the contract.

The Fund may not invest its assets in repurchase agreements with a maturity of more than seven days, but the collateral securities may have maturities of more than one year. The Fund has not adopted an investment restriction limiting the value of its total assets not invested in accordance with its fundamental investment policy that may be invested in repurchase agreements. To minimize the risks of such investments, however, the Fund enters into repurchase agreements only with its custodian, other member banks of the Federal Reserve System having assets in excess of $1 billion, and recognized primary U.S. Government securities dealers determined by the Adviser, subject to review by the board of the Fund, to be creditworthy.

Repurchase agreements do not constitute cash, cash items, receivables or government securities for purposes of the federal tax diversification test. Therefore, the Fund limits its investments in repurchase agreements with any one bank, dealer, broker or other entity in order to comply with the federal tax diversification test.

Debt Securities

The Fund may invest up to 20% of its assets in non-equity linked debt securities including foreign denominated corporate debt and sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. All debt securities are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by the Adviser, a Fund’s investments in debt securities could be adversely affected and the Fund could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities. In addition, debt securities issued in foreign currency denominations will be subject to currency risk.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Securities Lending

The Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable securities lending agent, administrative and custodial fees in connection with its loans.

Portfolio Turnover

It is the Fund’s policy to sell any security whenever, in the opinion of the Adviser, the appreciation possibilities of the security have been substantially realized or the business or market prospects for the issuer of such security have deteriorated, irrespective of the length of time that such security has been held. In addition, the Fund from time to time may engage in short-term transactions in order to take advantage of what the Adviser believes to be market inefficiencies in the pricing of equity and equity-linked securities. The Adviser expects that the Fund’s annual rate of portfolio turnover may exceed 100% at times when the Fund is taking advantage of short-term trading opportunities or if a complete reallocation of the Fund’s investment portfolio becomes advisable. A 100% annual turnover rate would occur if all of the securities in the Fund’s portfolio were replaced once within a period of one year. The turnover rate has a direct effect on the transaction costs borne by the Fund.

Investment Restrictions

The Fund has adopted certain investment restrictions, some of which are fundamental (i.e., may not be changed without the prior approval of the holders of a majority of the Fund’s outstanding voting securities) and others of which are non-fundamental (i.e., may be changed with the approval of a majority of the board only). For purposes of the fundamental and non-fundamental investment restrictions listed below and other investment restrictions of the Fund described in this prospectus, all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund’s portfolio.

Fundamental Investment Restrictions

The following investment restrictions of the Fund are fundamental and may not be changed without the prior approval of the holders of a majority of the Fund’s outstanding voting securities. As used in this prospectus, a majority of the Fund’s outstanding voting securities means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. The Fund may not:

1.	Issue senior securities, pledge its assets or borrow money in excess of 10% of the total value of its assets (including the amount borrowed) less its liabilities (not including its borrowings) and other than for temporary or emergency purposes or for the clearance of transactions, except that the Fund may borrow from a bank or other entity in a privately arranged transaction for repurchases and/or tenders for its shares, if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act, and may pledge its assets to secure any permitted borrowing. For the purposes of this investment restriction, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of the Fund’s total assets; and collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts are not deemed a pledge of assets or the issuance of a senior security.

2.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

3.	Purchase or sell real estate or real estate mortgage loans, except that the Fund may purchase and sell securities secured by real estate or interests therein.

4.	Buy or sell commodities, commodity contracts or futures contracts (other than as described under “Investment Objective and Policies—Hedging Transactions”).

5.	Make loans, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the Fund’s investment objective and policies.

6.	Invest 25% or more of the value of its total assets in a particular industry. This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, but will apply to foreign government obligations until such time as the SEC permits their exclusion.

Non-Fundamental Investment Restrictions

The Fund has adopted certain investment restrictions that may not be changed without the prior approval of a majority of the board. Under its non-fundamental investment restrictions, the Fund may not:

1.	Purchase any securities (other than obligations of the U.S. government, its agencies or instrumentalities or securities of other regulated investment companies) if as a result more than 25% of the Fund’s total assets would be invested in securities of any single issuer.

2.	Purchase more than 10% of the outstanding voting securities of any one issuer.

3.	Make short sales of securities or maintain a short position in any security.

4.	Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions, and except that the Fund may engage in transactions as described under “Investment Objective and Policies--Hedging Transactions” and post margin in connection therewith consistent with its investment policies.

5..	Buy, sell or write put or call options (other than as described under “Special Leverage Considerations - Hedging Transactions”).

The Fund is also subject to certain diversification requirements with respect to its qualification as a “regulated investment company” under the Code. See “Taxation-- Federal Taxation of the Fund and its Distributions”.

As an additional non-fundamental investment restriction, the Fund will not guarantee the obligations of third parties. The Fund may invest in other investment companies, subject to limitations set forth in the 1940 Act.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investing in the Fund’s common stock provides an ownership interest in the Fund. Investing in any investment company security involves significant risk, including the risk that a stockholder may receive little or no return on the stockholder’s investment or that the stockholder may lose part or all of the stockholder’s investment. In addition to the other information contained in this prospectus and the applicable prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value and trading price, if any, of our common stock could decline, or the value of our subscription rights may decline, and you may lose all or part of your investment. Therefore, before investing, stockholders should consider carefully the following risks that are assumed when investing in the Fund.

Risks Related to Offerings Pursuant to this Prospectus

A stockholder’s interest in us will be diluted if we issue additional shares of common stock, which could reduce the overall value of an investment in us. Our stockholders do not have preemptive rights to any shares we issue in the future. Our Articles of Incorporation authorizes us to issue up to 100,000,000 shares of capital stock, all of which is currently designated as common stock. Our board may elect to sell additional shares in the future or issue equity interests in private offerings. To the extent we issue additional equity interests at or below net asset value, stockholders’ the percentage ownership interest in us may be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, holders of our common stock may also experience dilution in the book value and fair value of their shares.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the current net asset value of our common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders, including a majority of those stockholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease and holders of our common stock will experience dilution.

Certain provisions of the Maryland General Corporation Law could deter takeover attempts. The Maryland Control Share Acquisition Act significantly restricts the voting rights of control shares of a Maryland corporation acquired in a control share acquisition. The Maryland Control Share Acquisition Act may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. The Fund has not opted-in to the provisions of the Maryland Control Share Acquisition Act, but may do so in the future upon the determination of the Board.

Discount From Net Asset Value

Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that the Fund’s shares will trade at a discount from NAV is a risk separate and distinct from the risk that the Fund’s NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund’s shares are not redeemable at the request of stockholders. The Fund may repurchase its shares in the open market or in private transactions, although it has no present intention to do so. Stockholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the NASDAQ Capital Market or other markets on which such shares may trade at the then current market value, which may differ from the then current NAV.

The NAV of our common stock may fluctuate significantly. The NAV and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

●	changes in the value of our portfolio of investments;

●	changes in regulatory policies or tax guidelines;

●	distributions that exceed our net investment income and net income as reported according to generally accepted account principles in the United States;

●	changes in earnings or variations in operating results;

●	changes in accounting guidelines governing valuation of our investments;

●	departure of our Adviser or certain of their respective key personnel; and

●	general economic trends and other external factors.

Investing in our securities involves a high degree of risk. The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and includes volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

Risks of Investing in Caribbean Basin Countries

The economies of Caribbean Basin Countries have in the past experienced considerable difficulties, including high inflation rates, high interest rates, and high unemployment. The emergence of the economies and securities markets of the Caribbean Basin Countries will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the economies of the Caribbean Basin Countries.

The currencies of foreign countries (including those foreign countries in the definition of the Caribbean Basin) are subject to fluctuations relative to the U.S. Dollar and foreign countries (including those foreign countries in the definition of the Caribbean Basin) have had to make major adjustments in their currencies from time to time. Also many Caribbean Basin Countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Caribbean Basin Countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Caribbean Basin Companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Caribbean Basin Countries.

In addition, governments of many Caribbean Basin Countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Caribbean Basin Countries, which could affect the companies in which the Fund invests and, therefore, the value of Fund shares. Investments in foreign markets may be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Certain Caribbean Basin Countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Caribbean Basin markets, an undermining of Caribbean Basin economic stability, the collapse or slowdown of the drive towards economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in the Caribbean Basin generally or in specific countries participating in such trade agreements.

The Caribbean Basin has experienced natural disasters, including hurricanes, droughts and floods, which have caused substantial damage to parts of the Caribbean Basin and have harmed the region’s economies. The possibility exists that another natural disaster could materially disrupt and adversely affect the economies of Caribbean Basin Countries. In addition, companies and industries in which the Fund invests may experience substantial disruptions in operations as a result of any such natural disasters.

The Caribbean Basin is vulnerable to environmental disasters, for instance the BP Oil spill in the Gulf of Mexico in 2010 had a widespread economic impact on the region. The potential and impact of such occurrences in the future is impossible to gauge.

The COVID-19 global pandemic has resulted in a material disruption of the economies of many Caribbean Basin Countries, due to their dependence on tourism and cruise lines.

Other Caribbean Basin market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing contracts, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Caribbean Basin countries may be less extensive than those available to investors in the United States or other foreign countries.

Geographic Concentration Risk

The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk

Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Because the Fund’s assets are primarily invested in securities of Caribbean Basin Companies, and because some portion of revenues and income may be received in foreign currencies while Fund distributions will be made in dollars, the dollar equivalent of the Fund’s net assets and distributions would be adversely affected by reductions in the value of the foreign currencies relative to the dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. Conversely, when the U.S. Dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. Dollars. This risk, generally known as “currency risk,” means that a strong U.S. Dollar may reduce returns for U.S. investors while a weak U.S. Dollar may increase those returns. The Fund is managed with the assumption that most of its stockholders hold their assets in U.S. Dollars. As a result, and because distributions are made in U.S. Dollars, other non-U.S. investors will be adversely affected by reductions in the value of the U.S. Dollar relative to their home currency.

Governmental Supervision and Regulation/Accounting Standards

Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Some of the securities held by the Fund may not be registered with the SEC nor may the issuers be subject to the SEC’s reporting requirements. Thus, there may be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

In addition, the U.S. Government has from time to time imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors, including current prohibitions on U.S. investment in Cuba. Investments in securities of Cuban companies, if permitted by U.S. law, may be subject to certain political and economic risks in addition to the risks associated with investment in the securities of issuers domiciled in other foreign countries. The risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence of a capital market structure or market-oriented economy; and (vi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries. Investments in securities of Cuban companies, if and when the Fund is permitted to invest in such securities, will be speculative and involve risks not usually associated with investments in securities of issuers in more developed market economies. See “Emerging Markets Risk” below.

Some foreign securities or nations impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Adviser to completely and accurately determine a company’s financial condition. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer (including Cuba, if U.S. restrictions on travel to Cuba are lifted), interviews with its management and consultation with accountants, bankers and other specialists.

Certain Risks of Holding Fund Assets Outside the United States

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Emerging Markets Risk

The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets, including many Caribbean Basin Countries, may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and civil unrest. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/ earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund may need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Risks Related to Equity and Equity-Linked Securities

Common Stock Risks

The Fund may invest in common stock. Common stock is issued by a company principally to raise cash for business purposes and represents an equity or ownership interest in the issuing company. Common stockholders are typically entitled to vote on important matters of the issuing company, including the selection of directors, and may receive dividends on their holdings. The Fund participates in the success or failure of any company in which it holds common stock. In the event a company is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock and general creditors take precedence over the claims of those who own common stock.

The prices of common stocks change in response to many factors including the historical and prospective earnings of the issuing company, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stock Risks

The Fund may invest in preferred stock. Preferred stock, unlike common stock, often offers a specified dividend rate payable from a company’s earnings. Preferred stock also generally has a preference over common stock on the distribution of a company’s assets in the event the company is liquidated or declares bankruptcy; however, the rights of preferred stockholders on the distribution of a company’s assets in the event of a liquidation or bankruptcy are generally subordinate to the rights of the company’s debt holders and general creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

Some fixed rate preferred stock may have mandatory sinking fund provisions that provide for the stock to be retired or redeemed on a predetermined schedule, as well as call/redemption provisions prior to maturity, which can limit the benefit of any decline in interest rates that might positively affect the price of preferred stocks. Preferred stock dividends may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

Convertible Securities Risks.

The Fund may invest in convertible securities. Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference or priority on an issuer’s balance sheet. To the extent that the Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

The Fund will invest in convertible securities based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that the Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

Risks of Other Equity-Linked Securities

Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security, and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security.

Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms, or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund’s portfolio.

Risks Relating to Our Adviser and its Affiliates

Conflicts of Interest Caused by Compensation Arrangements

The Adviser and its respective affiliates will receive substantial fees from us in return for their services. These fees could influence the advice provided to us. Generally, the more equity we sell in public offerings and the greater the risk assumed by us with respect to our investments, the greater the potential for growth in our assets and profits (and, correlatively, the fees payable by us to the Adviser). These compensation arrangements could affect our Adviser’s or its affiliates’ judgment with respect to public offerings of equity and investments made by us, which allow the Adviser to earn increased asset management fees.

Competition for the Time and Resources of the Adviser

The Adviser currently manages other investment entities and is not prohibited from raising money for and managing future investment entities that make the same types of investments as those we target. As a result, the time and resources that our Adviser devotes to us may be diverted, and during times of intense activity in other programs the Adviser may devote less time and resources to our business than is necessary or appropriate. In addition, we may compete with any such investment entity for the same investors and investment opportunities.

Conflicts of Interest in Connection with the Management of our Business Affairs

Our Adviser will experience conflicts of interest in connection with the management of our business affairs, including relating to the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Adviser; services that may be provided by the Adviser and its affiliates to issuers in which we invest; investments by us and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser; differing recommendations given by the Adviser to us versus other clients; the Adviser’s use of information gained from issuers in our portfolio for investments by other clients, subject to applicable law; and restrictions on the Adviser’s use of “inside information” with respect to potential investments by us.

Conflicts of Interest with the Adviser’s Management of Other Accounts

Because our Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, an Adviser may receive fees from certain accounts that are higher than the fees received by the Adviser from us, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager for the Adviser has an incentive to favor the higher fee and/or performance-based fee accounts over us. In addition, a conflict of interest exists to the extent an Adviser has proprietary investments in certain accounts, where its portfolio managers or other employees have personal investments in certain accounts, or when certain accounts are investment options in the Adviser’s employee benefit plans. The Adviser has an incentive to favor these accounts over us. The Adviser has policies and procedures in place to mitigate such conflicts and our board of directors monitors these conflicts.

Risk due to the Adviser’s Actions on Behalf of its Other Accounts and Clients

Our Adviser manages assets for accounts other than us, including private funds (for purposes of this section, Adviser Funds). Actions taken by an Adviser on behalf of its Adviser Funds may be adverse to us and our investments, which could harm our performance. For example, we may invest in the same credit obligations as other Adviser Funds, although, to the extent permitted under the 1940 Act, our investments may include different obligations of the same issuer. Decisions made with respect to the securities held by one Adviser Fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Adviser Funds (including us). As a further example, an Adviser may manage accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which we invest, which could harm our performance for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall.

Risk due to Inside Information

In the course of it duties, the members, officers, directors, employees, principals or affiliates of our Adviser may come into possession of material, non-public information. The possession of such information may, to our detriment, limit the ability of our Adviser to buy or sell a security or otherwise to participate in an investment opportunity for us. In certain circumstances, employees of our Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict our ability to trade in the securities of such companies. For example, if personnel of our Adviser comes into possession of material non-public information with respect to our investments, such personnel will be restricted by our Adviser’s information-sharing policies and procedures or by law or contract from sharing such information with our management team, even where the disclosure of such information would be in our best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of our Adviser to enter into or exit from potentially profitable investments for us which could have an adverse effect on our results of operations. Accordingly, there can be no assurance that we will be able to fully leverage the resources and industry expertise of our Adviser’s other businesses. Additionally, there may be circumstances in which one or more individuals associated with our Adviser will be precluded from providing services to us because of certain confidential information available to those individuals or to other parts of the Adviser.

Risk in Transactions with Affiliates

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate on a principal basis. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction is considered a joint transaction. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by either the Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, invest alongside our Adviser’s and its affiliates’ other clients, including other entities it manages, which we refer to as affiliates’ other clients, in certain circumstances when doing so is consistent with applicable law and SEC staff interpretations and guidance. We may also invest alongside the other clients of our Adviser, as otherwise permissible under regulatory guidance, applicable regulations and the Adviser’s allocation policies. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations when co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of exemptive relief granted to us by the SEC, our Adviser will need to decide which client or clients will proceed with the investment. Generally, we will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we are unable to invest in any issuer in which an affiliate’s other client holds a controlling interest.

Risk of Investments that Could Give Rise to a Conflict of Interest

We do not expect to invest in, or hold securities of, companies that are controlled by affiliates’ other clients. However, an affiliate’s other clients may invest in, and gain control over, one of our portfolio companies. If an affiliate’s other client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions our Adviser may be unable to implement our investment strategies as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Adviser may be unable to engage in certain transactions that it would otherwise pursue. In order to avoid these conflicts and restrictions, our Adviser may choose to exit these investments prematurely and, as a result, we would forego any positive returns associated with such investments. In addition, to the extent that an affiliate’s other client holds a different class of securities than we as a result of such transactions, our interests may not be aligned.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and any prospectus supplement contains forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “continue,” “forecast,” “possible,” “potential,” “approximate” and variations of these words and similar expressions, or the negatives of such words, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC. The forward-looking statements contained in this prospectus and any prospectus supplement involve risks and uncertainties, including but not limited to, statements as to potential changes to the current prohibition on investment with Cuba that may arise from future diplomatic and legal developments with respect to the relationship between the United States and Cuba.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, actual results could differ materially from those projected or assumed in such forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Investment Objective and Policies” and “Risk Factors and Special Considerations” sections of this prospectus.

All forward-looking statements contained in or incorporated by reference into this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. Except for the Fund’s ongoing obligations under the federal securities laws, it does not intend, and it undertakes no obligation, to update any forward-looking statements. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the 1933 Act.

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Investment Objective and Policies” and “Risk Factors and Special Considerations” sections of this prospectus. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in our securities.

MANAGEMENT OF THE FUND

Board of Directors

The board is responsible for the overall management of the Fund, including oversight of the Adviser and other service providers. There are five directors of the Fund. One of the directors is an “interested person” (as defined in the 1940 Act). A director who is not an “interested persons” is referred to as an “Independent Director.” Information about both the Fund’s directors and officers is set forth in the tables below. Unless otherwise noted, the mailing address of each director and officer is c/o The Herzfeld Caribbean Basin Fund, Inc., 119 Washington Avenue, Suite 504, Miami Beach, FL, 33139.

Information About Directors and Officers

Name and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
John A. Gelety, Esq. Age: 52	Director	Current term expires 2022; 2011 to present.	Attorney and shareholder at Greenspoon Marder, LLP, corporate practice group, 2016-present; John A. Gelety, PA, a transactional law firm, 2005-2016.	1	None
Cecilia L. Gondor Age: 59	Director	Current term expires 2021; 2014 to present.	Managing Member of L&M Management, a real estate management business, 2014-present. Executive Vice President of Thomas J. Herzfeld Advisors, Inc., 1984-2014.	1	None

Ann S. Lieff Age: 68	Director	Current term expires 2022; 1998 to present.	President of the Lieff Company, a management consulting firm that offers ongoing advisory services as a corporate director, 1998-present; former CEO Spec’s Music, 1980-1998, a retailer of recorded music.	1	None
Kay W. Tatum, Ph.D., CPA Age: 68	Director	Current term expires 2021; 2007 to present.	Associate Professor of Accounting, University of Miami School of Business Administration, 1992-present; Chair, Department of Accounting, 2004-2008; Assistant Professor of Accounting, University of Miami, 1986-1992.	1	None
Interested Director
Thomas J. Herzfeld** Age: 75	Chairman, Director and Portfolio Manager	Current term expires 2023; 1993 to present.	Thomas J. Herzfeld Advisors, Inc., serving as Chairman, 1984-present; Portfolio Manager, 1984-present; and President, 1984-2016.	2
Officers:
Erik M. Herzfeld** Age: 47	Portfolio Manager and President	2008 to present 2016 to present	Thomas J. Herzfeld Advisors, Inc., serving as President, 2016-present; Portfolio Manager, 2007-present; and Managing Director, 2007-2015; Vice President JPMorgan Chase 2000-2007, foreign exchange options trading.	N/A	N/A
Thomas K. Morgan Age: 62	CCO and Assistant Secretary	2018 to present	Thomas J. Herzfeld Advisors, Inc., serving as Chief Compliance Officer, 2018-present; TMorgan Advisers LLC, 2015-present; Tremont Realty Capital, LLC, 2006-2015.	N/A	N/A

Zachary P. Richmond*** Age: 40	Treasurer	2020 to present	Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC since February 2019; Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC December 2015-February 2019; Manager, Fund Administration, Huntington Asset Services, Inc. January 2011-December 2015.	N/A	N/A
Alice Tham Age: 30	Secretary	2019 to present	Thomas J. Herzfeld Advisors, Inc., serving as Operations Manager, 2012-present.	N/A	N/A
Ryan M. Paylor Age: 39	Portfolio Manager	2019 to present	Thomas J. Herzfeld Advisors, Inc., serving as Portfolio Manager for the Advisor’s separately management accounts 2012-present.	N/A	N/A

*	Each director serves a three-year term after which the director may be re-elected for additional three-year terms.

**	Thomas J. Herzfeld is an “interested person” of the Fund (as defined in the 1940 Act) because he is a control person, director and employee of the Fund’s investment adviser. Thomas J. Herzfeld is the father of Erik M. Herzfeld.

***	Mr. Richmond’s address is: 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Thomas J. Herzfeld is an “interested person” (as such term is defined in the 1940 Act) who currently serves as the Chairman of the board. The board believes that Mr. Herzfeld’s service as Chairman is appropriate and benefits stockholders due to his personal and professional stake in the quality of services provided to the Fund. The independent directors believe that they can act independently and effectively without having an independent director serve as Chairman. John A. Gelety serves as Lead Independent Director. In this role, Mr. Gelety serves as the primary liaison between the independent directors and the Advisor. As currently composed, the independent directors constitute a substantial majority of the board.

The board believes that the significance of each director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the board level, with no single director, or particular factor, being indicative of the Board’s effectiveness. The board determined that each of the directors is qualified to serve as such based on a review of the experience, qualifications, attributes and skills of each director. In reaching this determination, the board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other directors, the Adviser, other service providers, counsel and the independent registered accounting firm or independent accountants; and willingness and ability to commit the time necessary to perform the duties of a director. Each director’s ability to perform his or her duties effectively is evidenced by his or her experience or achievements in the following areas: management or board experience in the investment management industry or companies or organizations in other fields, educational background and professional training; and experience as a director of the Fund. In addition, the board values the diverse skill sets and experiences that each director contributes. The board considers that its diversity as a whole is as a result of a combination of directors and the various perspectives that each director provides as a result of his or her present experiences and his or her background. Information discussing the specific experience, skills, attributes and qualifications of each director which led to the board’s determination that the directors should serve in this capacity is provided below.

Thomas J. Herzfeld has served as Chairman of the board since inception of The Herzfeld Caribbean Basin Fund, Inc. in 1993. In addition, he is the Chairman and President of Thomas J. Herzfeld Advisors, Inc., the Fund’s investment adviser. Mr. Herzfeld entered the securities industry in 1968, was founder of a New York Stock Exchange member firm in 1970 and was the Chairman and President of FINRA member firm Thomas J. Herzfeld & Co., Inc., formed in 1981.

Ann S. Lieff joined the board in 1998. Ms. Lieff is President of Lieff Company, a management consulting firm that offers ongoing advisory services as a corporate director to several retail operations. Previously she served as Chief Executive Officer of Spec’s Music for 18 years, from 1980-1998; Specs was one of the largest music retail chain stores in the Southeastern region of the United States for many decades.

Kay W. Tatum, Ph.D., CPA, joined the board in 2007. Dr. Tatum is an Associate Professor of Accounting at the University of Miami School of Business Administration, where she has been since 1986. She also served as Chair of the Department of Accounting from 2004 to 2008.

John A. Gelety, Esq. joined the board in 2011. Mr. Gelety is a practicing attorney who specializes in business law, with a concentration on domestic and cross-border mergers & acquisitions, private equity and commercial transactions.

Cecilia L. Gondor joined the board in 2014. Ms. Gondor is a Managing Member of L&M Management, a real estate management business. Ms. Gondor served as the Secretary/Treasurer of Fund since its inception until her retirement in May 2014. She also served as Executive Vice President of the Adviser from 1984 through the date of her retirement. Additionally, she was the Executive Vice President of Thomas J. Herzfeld & Co., Inc., a broker-dealer, from 1984 through 2010, when the broker-dealer ceased operations. Ms. Gondor is a freelance financial writer, including topics related to closed-end funds.

Specific details regarding each director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the directors do not constitute holding out the board or any director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the board as a whole than would otherwise be the case.

Risk Oversight

While responsibility for the day-to-day operations for the Fund, including certain risk management functions addressed in policies and procedures relating to the Fund, resides with the Adviser, the board actively performs a risk oversight function, both directly and through its committees, as described below. The board and its audit committee (the “audit committee”) exercise a risk oversight function through regular and ad hoc board and audit committee meetings during which the board and the audit committee meet with representatives of the Adviser and other service providers. The board also periodically receives reports regarding the Fund’s and the Adviser’s policies and procedures, and reviews and approves changes to the Fund’s policies and procedures. The audit committee also meets regularly with the Fund’s independent registered public accounting firm to discuss internal controls and financial reporting matters, among other things. The board and audit committee routinely receive reports from the Fund’s officers and the Adviser on a variety of other risk areas relating to the Fund, including, without limitation, investment risks, liquidity risks, valuation risks and operational risks, as well as more general business risks. In addition, the board consults with Fund counsel both during and, to the extent required, between meetings of the board and the audit committee.

The board also meets regularly with the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the board. The CCO has responsibility for annually testing the compliance procedures of the Fund and its service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the board regarding certain Fund compliance matters.

Committees of the Board

The board has formed an Audit Committee and a Nominating Committee.

The board has adopted a written charter for the Audit Committee, which became effective February 5, 2004. The Audit Committee of the board currently consists of Mr. Gelety, Ms. Gondor, Ms. Lieff and Dr. Tatum, none of whom is an “interested person” of the Fund. Each member of the Audit Committee is considered independent under the applicable NASDAQ Capital Market listing standards. During the fiscal year ended June 30, 2020, the Audit Committee met two times. The Audit Committee reviews the scope of the audit by the Fund’s independent accountants, confers with the independent accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of the independent accountants for the Fund.

The Nominating Committee is comprised of Mr. Gelety, Ms. Gondor, Ms. Lieff, and Dr. Tatum, each of whom is an independent director under the 1940 Act and under NASDAQ Capital Market listing standards. During the fiscal year ended June 30, 2020, the Nominating Committee met once. The Nominating Committee is responsible for reviewing and recommending qualified candidates in the event that a directorship is vacated or created. The Nominating Committee will not consider nominees recommended by stockholders. The Nominating Committee believes that candidates for director should have certain minimum qualifications, including (i) the ability to apply good business judgment; (ii) the ability to properly exercise their duties of loyalty and care; (iii) proven leadership capabilities, high integrity and moral character, significant business experience and a high level of responsibility within their chosen fields; (iv) the ability to quickly grasp complex principles of business, finance, international transactions and the regulatory environment in which investment companies must operate; and (v) the ability to read and understand basic financial statements. The Nominating Committee retains the right to modify these minimum qualifications from time to time. In general, candidates will be preferred who hold an established senior or executive level position in business, finance, law, education, research or government. The Nominating Committee’s process for identifying and evaluating nominees is as follows:

In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to the Fund during their term, including the number of meetings attended, level of participation, quality of performance, and transactions of such directors with the Fund, if any, during their term, and confirms their independence, if applicable. In the case of new director candidates, the committee first determines whether the nominee must be independent for purposes of The NASDAQ Capital Market and whether the candidate must be considered an independent director under the 1940 Act. In either case, determinations are based upon the Fund’s charter and bylaws, applicable securities laws, the rules and regulations of the SEC, and the advice of counsel, if necessary. The Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Committee then meets to discuss and consider such candidates’ qualifications and recommend the nominee.

Ownership of the Fund by Directors

Set forth in the following table are the directors of the Fund, together with the dollar range of equity securities beneficially owned by each director as of December 31, 2020, as well as the aggregate dollar range of equity securities in all funds overseen or to be overseen in a family of investment companies (i.e., funds managed by the Adviser).

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds in Family of Investment Companies
Independent Directors
John A. Gelety	$10,001-50,000	$10,001-50,000
Cecilia L. Gondor	$10,001-50,000	$10,001-50,000
Ann S. Lieff	$50,001-100,000	$50,001-100,000
Kay W. Tatum	$0-10,000	$0-10,000
Interested Director
Thomas J. Herzfeld	Over $100,000	Over $100,000

None of the independent directors, and no immediate family member of any independent director, own beneficially or of record any securities of the Fund’s Adviser, or any person directly or indirectly controlling, controlled by, or under common control with the Adviser.

As of December 31, 2020, directors (5 persons) beneficially owned an aggregate of 9.79% of the Fund’s outstanding shares.

Director Compensation

Our board of directors held four regular meetings and four special meetings during the Fund’s fiscal year ended June 30, 2020.

For the fiscal year ended June 30, 2020, the aggregate director compensation paid by the Fund was $136,400. The compensation paid by the Fund to each of its directors serving during the fiscal year ended June 30, 2020 is set forth in the table below. Directors are also reimbursed for related business expenses. Directors who are current employees or officers of the Fund’s investment adviser (currently Mr. Herzfeld) are not paid compensation for their service as a director. None of the other directors serves on the board of any other registered investment company to which the Adviser or an affiliated person of the Adviser provides investment advisory services. Directors and officers of the Fund do not receive pension or retirement benefits from the Fund.

Name of Person and Position with the Fund	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation from the Fund and Fund Complex Paid to Directors
Independent Directors
John A. Gelety	$35,600	$0	$35,600
Cecilia L. Gondor	$32,600	$0	$32,600
Ann S. Lieff	$32,600	$0	$32,600
Kay W. Tatum	$35,600	$0	$35,600
Interested Director
Thomas J. Herzfeld	$0	$0	$0

Investment Adviser and Portfolio Managers

Investment Adviser

The Fund is advised by HERZFELD/CUBA (the “Adviser”), a division of Thomas J. Herzfeld Advisors, Inc., whose principal business address is 119 Washington Avenue, Suite 504 Miami Beach, FL 33139. The Adviser has been providing advisory services to the Fund since our registration under the 1940 Act. Thomas J. Herzfeld Advisors, Inc. has provided advisory services since 1984 and is beneficially owned by Thomas J. Herzfeld, as the sole voting stockholder.

Pursuant to an investment advisory agreement with the Fund (the “Investment Advisory Agreement”) and under the direction and control of the board, the Adviser manages the Fund’s portfolio and makes investment decisions pursuant to the Fund’s stated investment objective, policies and restrictions. The Adviser is authorized to transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund. The Adviser determines the timing of portfolio transactions and other matters related to execution.

Portfolio Managers

Thomas J. Herzfeld currently serves as the Chairman, Director and Portfolio Manager of the Fund. Mr. T. Herzfeld has managed the Fund since our registration under the 1940 Act. In addition, Mr. T. Herzfeld has served as the Chairman of the Adviser since 1984. Prior to these positions, he served as the President of the Adviser from 1984 to 2016. He also served as Chairman and President of Thomas J. Herzfeld & Co., Inc. an affiliated broker/dealer (that ceased operations in 2010) from 1981-2010. Prior to these positions Mr. Herzfeld was Executive Vice President and Director of a New York Stock Exchange member firm. Mr. T. Herzfeld has authored or edited a number of books, including The Investors Guide to Closed-End Funds (McGraw Hill, 1980), Herzfeld’s Guide to Closed End Funds (McGraw Hill, 1993) and co-authored High Return, Low Risk Investment (1st edition, G.P. Putnam’s Sons, 1981 and 2nd edition, McGraw Hill, 1993). He is considered the first and a leading expert in the field of closed-end funds. Mr. T. Herzfeld has been quoted in thousands of articles and written hundreds of articles on the subject of closed end funds. He has written periodically for Barron’s and has made television appearances on Wall Street Week, The Nightly Business Report and CNBC.

Erik M. Herzfeld currently serves as President and Portfolio Manager of the Fund. Mr. E. Herzfeld has managed the Fund since 2008. In addition, Mr. E. Herzfeld has served as President of the Adviser since February 2016. Mr. E. Herzfeld formerly served as Managing Director of the Adviser since 2007. Prior to these positions he had served in quantitative research, trading and management roles with Lehman Brothers and JPMorgan and was based in New York and Asia.

Ryan M. Paylor currently serves as Portfolio Manager of the Fund. Mr. Paylor has managed the Fund since 2019. He joined the Adviser in 2012 as a Senior Trader after spending eight years at J.P. Morgan Chase in New York on the FX Derivatives Operations team.

Messrs. T. Herzfeld, E. Herzfeld, and Paylor are primarily responsible for the day-to-day management of the Fund.

As of June 30, 2020, Mr. T. Herzfeld, Mr. E. Herzfeld, and Mr. Paylor were also portfolio managers for approximately 291 other accounts comprising $215 million under management, 1 pooled investment vehicle comprising $47 million under management, and 1 other investment company comprising approximately $25 million under management. However, none of these accounts are managed with an investment strategy similar to the Fund’s. As of the same date, the Fund had total assets of approximately $29.3 million.

The Fund does not believe that any material conflicts are likely to arise through the Portfolio Managers’ management of other accounts in addition to the Fund in that there is very little overlap in the type of investments made for the Fund and other accounts, which generally trade shares of closed-end funds. The Fund is permitted, to a limited extent, to buy shares of other closed-end funds and occasionally other clients or Mr. T. Herzfeld may buy shares of securities also held in the portfolio of the Fund. The Adviser and the Fund have adopted procedures overseen by the CCO intended to monitor compliance with such policies which include conflicts which may occur regarding allocation of investment opportunities between the Fund and other accounts. The CCO of the Fund reports directly to the board at least annually.

The Fund’s Portfolio Managers receive no direct compensation from the Fund for their services as Portfolio Managers. Mr. T. Herzfeld owns 100% of the voting stock of the Adviser, a Subchapter S Corporation, therefore he is taxed on its profits. Portfolio managers, other than Mr. T. Herzfeld, are paid a fixed salary by the Adviser. In addition, the Adviser retains the ability to pay bonuses based on the overall profitability of the Adviser, however, compensation is not directly based upon the performance of a particular client or account, including the Fund’s performance, nor the value of a particular client or account, including the value of the Fund’s assets.

The range of value of shares of the Fund owned by Mr. T. Herzfeld as of June 30, 2020 was over $1,000,000. The range of value of shares of the Fund owned by Mr. E. Herzfeld as of June 30, 2020 was over $l,000,000. The range of value of shares of the Fund owned by Mr. Paylor as of June 30, 2020 was $1-10,000.

Investment Advisory Agreement

The Investment Advisory Agreement sets forth the services to be provided by the Adviser as described above. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to an advisory fee paid by the Fund at the annual rate of 1.45% of the Fund’s average weekly net assets and payable at the end of each month. That fee may be higher than the advisory fee paid by some investment companies. The Adviser has voluntarily agreed to waive its management fee by ten (10) basis points (from 1.45% to 1.35%) for any fiscal year over a three-year period beginning July 1, 2019 and ending June 30, 2022 if the Fund’s average discount to NAV during the preceding fiscal year is greater than 5%. See, “Share Purchases and Tender Offers” below. For the fiscal years ended June 30, 2020, 2019 and 2018, the Fund paid the Adviser $550,388 (after a voluntary waiver of $40,762), $668,416 and $748,415, respectively, for investment advisory services provided to the Fund pursuant to the Investment Advisory Agreement.

The Investment Advisory Agreement was last approved by the board on August 13, 2020. A discussion regarding the basis for the board’s approval of the Investment Advisory Agreement is provided in the Fund’s Semi-Annual Report to stockholders for the semi-annual report period in which the approval occurred.

The Investment Advisory Agreement provides that the Adviser bears all expenses of its employees and overhead incurred by it in connection with its duties thereunder. Except with respect to the reimbursement for compliance services, the Adviser pays the salaries and expenses of officers and directors of the Fund who are current employees or officers of the Adviser. The Fund bears all of its own expenses (See “Expenses of the Fund” below).

The services of the Adviser under the Investment Advisory Agreement are not deemed to be exclusive, and nothing in the Investment Advisory Agreement prevents the Adviser or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Adviser desire to purchase or sell a security at the same time the security is purchased for or sold by the Fund, such purchases and sales are to the extent feasible, allocated among such clients and the Fund in a manner believed by the Adviser to be equitable to the Fund. The allocation of securities may adversely affect the price and quality of purchases and sales of securities by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of the most favorable results for the Fund.

The Investment Advisory Agreement was initially approved by the board on June 24, 1993. The Agreement continued in effect for a period of two years from the effective date and thereafter it is required to be approved annually by the board. The Investment Advisory Agreement continues in effect for successive periods of 12 months, provided that its continuance is specifically approved annually by (i) the vote of a majority of the board who are not parties to such agreement or interested persons (as such term is defined in the 1940 Act) of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and (ii) either (a) the vote of a majority of the outstanding voting securities of the Fund or (b) the vote of a majority of the board. The Investment Advisory Agreement may be terminated by the Fund, without the payment of any penalty, upon vote of a majority of the board or a majority of the outstanding voting securities of the Fund at any time upon not less than 60 days’ prior written notice to the Adviser, or by the Adviser upon not less than 60 days’ prior written notice to the Fund. The Investment Advisory Agreement terminates automatically in the event of its assignment (as such term is defined in the 1940 Act) by either party or upon its termination.

The Adviser is not liable for any act or omission, error of judgment, mistake of law or loss suffered by the Fund or its investors in connection with the matters to which the Investment Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its obligations and duties under the Investment Advisory Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36 (b) (3) of the 1940 Act).

The Adviser also performs or arranges for the performance of certain administrative and accounting functions for the Fund, including (i) providing persons satisfactory to the directors of the Fund to serve as officers and, in that capacity, manage the daily operations of the Fund; (ii) processing the payment of expenses for the Fund; (iii) supervising the preparation of periodic reports to the Fund’s stockholders; (iv) preparing materials for Fund board and committee meetings; (v) supervising the pricing of the Fund’s investment portfolio and the publication of the NAV of the Fund’s shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to the Fund, including the custodian, transfer agent, administrator, fund accounting agent, auction agent and printers; (vii) supervising compliance by the Fund with record-keeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Adviser, custodian, administrator, and/or transfer agent) and preparing and filing of tax reports other than the Fund’s income tax returns; and (viii) providing executive, clerical and secretarial help needed to carry out these responsibilities.

Benefit to the Adviser

The Fund’s Adviser will benefit from any Offer because the Adviser’s fee is based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of any Offer because the proceeds of such Offer will be invested in additional portfolio securities which will fluctuate in value.

Rights Offerings

The Fund may, in the future and at its discretion, choose to make rights offerings from time to time for a number of shares and on terms which may or may not be similar to any Offer. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the state in which the Fund is organized, the board is authorized to approve rights offerings without obtaining stockholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring stockholder approval of a rights offering at a price below the then current NAV so long as certain conditions are met, including a good faith determination by a board that such offering would result in a net benefit to existing stockholders.

Expenses of the Fund

Except as indicated above, the Fund pays all of its expenses, including but not limited to the following: organizational and certain offering expenses (but not overhead or employee costs of the Adviser); advisory fees payable to the Adviser; fees and out-of-pocket travel expenses of the Fund’s directors and officers who are not interested persons (as such term is defined in the 1940 Act) of any other party and other expenses incurred by the Fund in connection with directors’ meetings; interest expense; charges and expenses of the Fund’s legal counsel, independent accountants and, if applicable, third party consultants; taxes and governmental fees; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses of repurchasing shares; expenses of issuing any preferred shares or indebtedness; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; membership dues to professional organizations; premiums allocable to fidelity bond and D&O insurance coverage; expenses of preparing stock certificates; expenses of registering and qualifying the Fund’s shares for sale with the SEC and in various states and foreign jurisdictions; custodian, sub-custodian, dividend paying agent, transfer agency expenses; payment for portfolio pricing services to a pricing agent; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; expenses of stockholders’ meetings and preparing and distributing proxies and reports to stockholders; any litigation expenses; expenses relating to investor and public relations; and NASDAQ Capital Market listing fees.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In portfolio transactions involving equity securities, the Adviser places orders on behalf of the Fund directly with brokers, which may include brokers affiliated with the Adviser, except that the purchase of shares in rights offerings is made directly from the issuer. The Adviser may manage other accounts and funds that invest in equity securities of Caribbean Basin Companies. Although investment decisions for the Fund are made independently from those of other accounts or funds managed by the Adviser, investments of the type the Fund may make may also be made by those other accounts and funds. When the Fund and one or more accounts or funds managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund’s portfolio is to obtain best execution taking into account such factors as price, commission, size of order, difficulty of execution and skill required of the broker or dealer. The capability and financial condition of the broker or dealer may also be criteria for the choice of that broker or dealer. Subject to obtaining the best execution, brokers, who provide investment research services to the Adviser, including market and statistical information and quotations for portfolio evaluation purposes, may receive orders for transactions of the Fund. The terms “investment research” and “market and statistical information and quotations” include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Neither the Fund nor the Adviser is obligated to deal with any broker or group of brokers for the execution of portfolio transactions.

Research provided to the Adviser in advising the Fund will be in addition to and not in lieu of the services required to be performed by the Adviser itself, and the Adviser’s fees will not be reduced as a result of the receipt of supplemental information. This information is regarded as only supplementary to the Adviser’s own research effort, since the information must be analyzed, weighed and reviewed by the Adviser’s staff. This information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information will necessarily be used by the Adviser in connection with the Fund. Conversely, information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may prove useful to the Adviser in providing services to the Fund. The board will review at least annually the commissions allocated by the Adviser on behalf of the Fund to determine if such allocations were reasonable in relation to the benefits inuring to the Fund.

During the fiscal years ended 2020, 2019, and 2018, the Fund paid $4,881, $2,195, and $3,652, respectively, in brokerage commissions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund could be presumed to “control” the Fund. As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other stockholders. As of June 24, 2021, there were 67 record holders of the Fund’s common stock. To the knowledge of the Fund, as of June 25, 2021, the following persons or entities owned of record or beneficially more than 5% of our outstanding voting securities.

Name and Address	Number of Shares Owned	% Ownership	Type of Ownership
Thomas J. Herzfeld 119 Washington Avenue Suite 504 Miami Beach, FL 33139	538,637.44	9.24%	Beneficial
Phillip Goldstein 60 Heritage Drive Pleasantville, NY 10570	433,178	7.43%	Beneficial
Cede & Co. 55 Water Street New York, NY 10041	5,563,161	95.47%	Record

Our officers and directors, as a group, owned an aggregate of 777,228.44 shares of our common stock, or 13.34% of the voting securities of the Fund, as of June 25, 2021.

REGULATION AS A REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

●	change our classification to an open-end management investment company;

●	except in each case in accordance with our policies with respect thereto set forth in this prospectus (see “Investment Objective and Policies – Investment Restrictions”), borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

●	deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in the prospectus, deviate from any investment policy which is changeable only if authorized by stockholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

●	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company's voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50%) of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to any outstanding preferred stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of any outstanding preferred stock, of at least 200% immediately after each issuance of preferred stock. We are also prohibited by the 1940 Act from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series. Under the Fund's articles of incorporation, the Fund only issues common stock and is not currently permitted to issue preferred stock and would only be permitted to do so after the Fund's articles of incorporation are revised or supplemented. In addition to the 1940 Act requirements, the Fund is further limited in its ability to issue senior securities (including preferred stock), pledge its assets or borrow money by its fundamental investment restrictions. Such investment restrictions are more restrictive than the 1940 Act. See "Investment Objective and Policies—Investment Restrictions".

We are generally not able to issue and sell our common stock at a price below net asset value per share. See "Risk Factors and Special Considerations—Risks Related to Offerings Pursuant to this Prospectus". We may, however, sell our common stock, or at a price below the then-current net asset value of our common stock if our board determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a registered closed-end management investment company, we are generally limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a registered closed-end management investment company, we are subject to certain risks and uncertainties. See ""Risk Factors and Special Considerations".

For more information on temporary investments we may make pending investment of funds in portfolio securities consistent with our investment objective and strategies described in this prospectus and the accompanying prospectus supplement, see "Investment Objective and Policies—Investment Policies - General— Temporary Defensive Positions".

For more information about issuance of senior securities (including certain debt securities and/or preferred stock) by the Fund and more information about our fundamental investment policies, see "Investment Objective and Policies—Investment Restrictions".

Code of Ethics

The Fund and the Adviser have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act. The code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, subject to certain conditions and restrictions.

The code of ethics is available without charge, upon request, by contacting us by mail at 119 Washington Avenue, Suite 504 Miami Beach, FL 33139, or by telephone at (800) TJH-FUND (toll-free) or (305) 777-1660 , or on the SEC's website at http://www.sec.gov, or, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a CCO to be responsible for administering the policies and procedures. Thomas K. Morgan currently serves as our CCO.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

●             pursuant to Rule 30a-2 of the 1940 Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

●             pursuant to Item 11 of Form N-CSR, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

●            pursuant to Item 11 of Form N-CSR, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are each available without charge, upon request, by contacting us by mail at 119 Washington Avenue, Suite 504 Miami Beach, FL 33139, or by telephone at (800) TJH-FUND (toll-free) or (305) 777-1660, or on the SEC's website at http://www.sec.gov, or, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

A copy of the Fund’s Proxy Voting Policies and Procedures is attached as Appendix A.

DESCRIPTION OF COMMON STOCK

The Fund is authorized to issue up to 100,000,000 shares of capital stock, at $0.001 par value per share, all of which shares are classified as common stock. The board is authorized, however, to classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the designation and number of shares of any such class or series, and the nature, rates, amounts and times at which and the conditions under which dividends shall be payable on, and the voting, conversion, redemption and liquidation rights of, such class or series and any other preferences, rights, restrictions and qualifications applicable thereto.

The Fund’s shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are fully paid and nonassessable. Stockholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any directors. The foregoing description and the description under “Certain Provisions of Articles of Incorporation and Bylaws” below are subject to the provisions contained in the Fund’s Articles of Incorporation and Bylaws.

Title of Class	Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding as of December 31 2020
Shares of common stock	100,000,000	0 Shares	6,133,665 Shares

The Fund will consider offering additional shares in the future based on, among other things, the lifting or easing of economic sanctions against Cuba. Other offerings of the Fund’s shares, if made, will require approval of the board. Any additional offering will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then current NAV, exclusive of underwriting discounts and commissions, except in connection with an offering to existing stockholders or with the consent of the holders of a majority of the Fund’s outstanding voting securities.

Share Repurchases and Tender Offers

In recognition of the possibility that the Fund’s shares might trade at a discount to NAV, the board may determine that it would be in the best interest of stockholders of the Fund to take action to attempt to reduce or eliminate a market value discount from NAV. The board may take action from time to time either to repurchase Fund shares in open market or private transactions or to make a tender offer for Fund shares at NAV. No assurance can be given that the directors will decide to undertake such action, or that any such repurchases or tender offers would reduce any market discount.

To that end, the board has authorized the implementation of a plan to be instituted over a three-year period (beginning July 1, 2019 and ending June 30, 2022) to address the Fund’s trading discount to its NAV per share which includes (i) implementation of a managed distribution policy (see “Managed Distribution Policy”); (ii) a voluntary waiver by the Adviser of a part of its management fee under certain conditions (see “Investment Advisory Agreement”); and (iii) the adoption of a contingent tender offer policy (see “Tender Offer Policy” below).

The Fund anticipates that the market price of its shares generally will continue to vary from NAV. The market price of the Fund’s shares is determined by a number of factors, including the relative demand for and supply of such shares in the market, the Fund’s investment performance, the Fund’s distributions and investor perception of the Fund’s overall attractiveness as an investment as compared with other investment alternatives. The fact that the Fund’s shares may be the subject of share repurchases or tender offers at NAV from time to time may reduce the spread between market price and NAV that otherwise might exist. In the opinion of the Adviser, stockholders may be less inclined to accept a significant discount on sales of the Fund’s shares if they have a reasonable expectation of being able to recover NAV in conjunction with a possible share repurchase or tender offer.

The price at which shareholders may tender their shares to the Fund will generally be a percentage of the market price of the Fund’s shares at the close of trading on the last day that shareholders can tender their shares. When a tender offer is made, notice will be provided describing the terms of the tender offer; and the notice will contain information shareholders should consider in deciding whether or not to participate in the tender offer (including the existence and amount of any repurchase fee that may be charged) and detailed instructions on how to tender shares.

Subject to the Fund’s investment restriction with respect to borrowing, the Fund may incur debt to finance repurchases and tenders. See “Investment Restrictions.” If the Fund incurs debt to finance such repurchases and tenders, interest on any such borrowings will reduce the Fund’s net income. In addition, although the board believes that share repurchases and tenders generally would have a favorable effect on the market price of the Fund’s shares, the acquisition of shares by the Fund will decrease the total assets of the Fund and therefore would have the effect of increasing the Fund’s ratio of expenses to average net assets.

More generally, the use of leverage (borrowing money or issuing senior securities to purchase properties or securities) will cause the Fund to incur additional expenses and may significantly magnify losses in the event of underperformance of the assets purchased with borrowed money. In addition, a lender may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further negatively impact the Fund’s performance.

In the event that the Fund engages in financial leveraging, the asset coverage requirements of the 1940 Act may restrict the Fund’s ability to engage in repurchases of its shares. With respect to senior securities consisting of debt, such requirements provide that no purchases of shares may be made by the Fund unless, at the time of the purchase, the senior securities consisting of debt have an asset coverage of at least 300% after deducting the amount of the purchase price. With respect to senior securities consisting of preferred stock, such requirements provide that no purchases of shares may be made by the Fund unless, at the time of the purchase, the senior securities consisting of preferred stock have an asset coverage of at least 200% after deducting the amount of the purchase price.

It is the directors’ announced policy, which may be changed by the directors, that the Fund cannot accept tenders or effect repurchases if (1) such transactions, if consummated, would (a) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the Fund level in addition to the taxation of stockholders who receive dividends from the Fund) or (b) result in a failure to comply with applicable asset coverage requirements; (2) the amount of securities tendered would require liquidation of such a substantial portion of the Fund’s securities that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of the existing market conditions and such liquidation would have an adverse effect on the NAV of the Fund to the detriment of non-tendering stockholders; (3) there is any (a) in the board’s judgment, material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (c) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (e) in the board’s judgment, other event or condition which would have a material adverse effect on the Fund or its holders of common stock if shares of common stock were repurchased; or (4) the board determines that effecting any such transaction would constitute a breach of their fiduciary duty owed the Fund or its stockholders. The directors may modify these conditions in light of experience.

The board of directors approved a self-tender offer policy (the “Self-Tender Policy”) beginning in 2020. Under the Self-Tender Policy, the Fund has undertaken to conduct a tender offer within ninety (90) days after a fiscal year-end (June 30th) of 5% of outstanding shares of the Fund at 97.5% of NAV if the average discount was greater than 10% for the fiscal year just ended. The Self-Tender Policy was suspended by the Board as announced on June 5, 2020 due to the impacts of the COVID-19 pandemic on the Fund’s share price and securities markets generally. The Fund announced the reinstatement of the Self-Tender Policy on December 21, 2020.

Tender offers will generally be made to all shareholders of the Fund and will not be conditioned upon any minimum number of shares being tendered. If the number of shares properly tendered and not withdrawn prior to the termination of the offer is less than or equal to the amount of shares offered to be repurchased, the Fund will, upon the terms and subject to the conditions of the offer, purchase all shares so tendered. In general, if more shares are tendered than the amount of the offer and not withdrawn prior to the termination of the offer, the Fund will purchase a number of shares equal to the amount of the offer on a pro rata basis. Costs associated with tender offers will be charged against capital. During the period of a tender offer, the Fund’s stockholders will be able to determine the Fund’s current NAV by use of a toll-free telephone number.

Shares that have been accepted and purchased by the Fund pursuant to a tender offer or share repurchase will be held in the treasury until retired by direction of the board. Treasury shares will be recorded and reported as an offset to stockholder’ equity and, accordingly, will reduce the Fund’s total assets. If treasury shares are retired, common stock issued and outstanding and capital in excess of par will be reduced.

Because of the nature of the Fund’s investment objective and policies, if the Adviser anticipates that a share repurchase or tender offer might have an adverse effect on the Fund’s investment performance and anticipate any material difficulty disposing of portfolio securities in order to consummate such share repurchase or tender offer, the board would consider deferring the share repurchase or tender offer. If the Fund must liquidate portfolio securities in order to effect a share repurchase or tender offer, the Fund’s ability to achieve its investment objective may be adversely affected.

If the Fund must liquidate portfolio securities in order to purchase shares tendered, the Fund may realize gains and losses on securities that it may not otherwise wish to sell in the ordinary course of its portfolio management, which may adversely affect the Fund’s yield. The portfolio turnover rate of the Fund may or may not be affected by the Fund’s repurchases of shares pursuant to a tender offer.

The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. In addition, portfolio transactions by the Fund to fund repurchase offers may increase portfolio turnover of the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to the Fund and, ultimately, shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional and custodial expenses that are borne by the Fund.

A shareholder’s tender of all or a part of its Shares for cash pursuant to a tender or repurchase will be a taxable transaction for federal income tax purposes. In certain circumstances, a shareholder will be treated as having received a dividend taxable as ordinary income in an amount equal to the entire amount of cash received by the shareholder for its Shares pursuant to the tender offer or repurchase offer.

In the exercise of its business judgement, in determining whether to undertake a tender offer, the Board of will generally consider, to the extent known at the time, the timing and procedures associated with a proposed tender offer, including when and how the purchase price will be determined, and how the Fund will fund the tender offer. The Board may consider all other information that it deems relevant in the exercise of its fiduciary duty.

These tender offers may be commenced or suspended at any time or from time to time without any notice. On May 31, 2020, in light of the effects of the COVID-19 pandemic on global economies and stock markets and the resulting volatility in stock prices, the Board initiated a temporary suspension of the Fund’s Self-Tender Policy. The Board may in the future determine to suspend the tender offer policy in light of prevailing economic conditions, heightened volatility in the financial markets, or other factors that the Board determines to be relevant in the exercise of its fiduciary duty.

Certain Provisions of Articles of Incorporation and Bylaws

The Fund presently has provisions in its Articles of Incorporation and Bylaws (together, the “Charter Documents”) that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s directors or stockholders to amend the Charter Documents or effect changes in the Fund’s management. The Charter Documents also contain provisions which would inhibit any conversion to an open-end investment company. The provisions of the Charter Documents may be regarded as “anti-takeover” provisions.

The board is divided into three classes. The term of office of the first class expired on the date of the second annual meeting of stockholders, the term of office of the second class expired on the date of the third annual meeting of stockholders and the term of office of the third class expired on the date of the fourth annual meeting of stockholders, etc. Upon the expiration of the term of office of each class as set forth above, the directors in such class will be elected for a term of three years to succeed the directors whose terms of office expired. Accordingly, only those directors in one class may be changed in any one year, and such classification may prevent replacement of a majority of the board for up to a two-year period (although under Maryland law procedures are available for the removal of directors even if they are not then standing for re-election, and under SEC regulations, procedures are available for including stockholder proposals in the annual proxy statement). Such system of electing directors is intended to have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund’s stockholders to change the majority of the directors. A director may be removed from office only by a vote of at least 75% of the outstanding shares of the Fund entitled to vote for the election of directors.

Under the Fund’s Articles of Incorporation, a vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of common stock of the Fund is required to authorize (i) any merger or consolidation of the Fund with or into any other corporation; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets of the Fund having an aggregate fair market value of $1,000,000 or more (other than in the regular course of its investment activities); and (iii) any amendment to the Articles of Incorporation of the Fund which converts the Fund to an open-end investment company. Any amendment to the Articles of Incorporation of the Fund which reduces the 75% vote required to authorize the enumerated actions also must be approved by vote of the holders of 75% of the outstanding shares of common stock. If any of the foregoing actions is approved by a vote of two-thirds of the directors who have served on the board for a period of at least 12 months, however, the affirmative vote of the holders of a majority of the Fund’s outstanding common stock will be sufficient to approve such actions.

The provisions of the Charter Documents described above could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. However, they provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating continuity of the Fund’s management, objective and policies. The board of the Fund has considered the forgoing provisions and concluded that they are in the best interests of the Fund and its stockholders.

Subscription Rights

We may issue subscription rights to holders of our common shares to purchase common shares. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common shares, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our common stockholders as of the record date that we set for determining the stockholders eligible to receive subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

●	the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

●	the title of such subscription rights;

●	the exercise price for such subscription rights (or method of calculation thereof);

●	the number of such subscription rights issued in respect of each common or preferred share;

●	the number of rights required to purchase a single common or preferred share;

●	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

●	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

●	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

●	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	any termination right we may have in connection with such subscription rights offering; and

●	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right would entitle the holder of the subscription right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in the prospectus supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close time on the expiration date, all unexercised subscription rights would become void.

Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we would issue, as soon as practicable, the shares purchased as a result of such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

MANAGED DISTRIBUTION POLICY

Effective August 6, 2019, the Fund initiated a fixed, quarterly distribution to stockholders (the “Managed Distribution Policy”). The primary purpose of the Managed Distribution Policy is to provide stockholders with a constant, but not guaranteed, fixed minimum rate of distribution each quarter (currently set at 15% of the Fund’s NAV for the fiscal year ending March 31, 2020 payable in quarterly installments).

Under the Managed Distribution Policy, the Fund will distribute all available investment income to its stockholders, consistent with its investment objective and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The amount distributed per share is subject to change at the discretion of the Board. If sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital to its stockholders in order to maintain its managed distribution level. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board. However, the Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).The Fund is currently not relying on any exemptive relief from Section 19(b) of the 1940 Act. The Fund expects that distributions under the Managed Distribution Policy will exceed investment income and capital gain and thus expects that such distributions will likely include return of capital for the foreseeable future.

On August 6, 2019, the Board determined that the distribution percentage would be 15% of the Fund’s NAV on June 30, 2019. Based on the Fund’s NAV on June 30, 2019, the Fund expected to distribute $1.1385 during the fiscal year ending June 30, 2020 in four quarterly installments of $0.284625, the first of which was declared and paid in September 2019. On May 21, 2020, the board of directors determined to revise the Managed Distribution Policy to provide for quarterly distributions at an annual rate of 15% of the Fund’s NAV on March 31, 2020. Based on the Fund’s NAV on March 31, 2020 the Fund expects to distribute $0.15525 per quarter until the distribution is reset based upon the Fund’s NAV as of March 31, 2021.

The terms of the Managed Distribution Policy will be reviewed and approved at least annually by the Fund's board of directors and can be modified at the board's discretion. Although it has no current intention to do so, the board of directors may terminate this Managed Distribution Policy at any time, and such termination may have an adverse effect on the market price for the Fund's shares. The Fund determines annually whether to distribute any net realized long term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any.

To the extent that the Fund’s taxable income in any calendar year exceeds the aggregate amount distributed pursuant to the Managed Distribution Policy, an additional distribution may be made to avoid the payment of a 4% U.S. federal excise tax, and to the extent that the aggregate amount distributed in any calendar year exceeds the Fund’s taxable income, the amount of that excess may constitute a return-of-capital for tax purposes. Dividends and distributions to stockholders are recorded by the Fund on the ex-dividend date. The Fund is currently not relying on any exemptive relief from Section 19(b) of the 1940 Act. The Fund expects that distributions under the Managed Distribution Policy will exceed investment income and capital gain and thus expects that such distributions will likely include return of capital for the foreseeable future.

Although return of capital distributions may not be taxable, such distributions may reduce a stockholder’s cost basis in his or her shares, and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such shares, even if such shares are sold at a loss to the stockholder’s original investment amount. The Fund plans to maintain the Managed Distribution Policy even if a return-of-capital distribution would exceed an investor’s tax basis and therefore be a taxable distribution. A return-of-capital distribution may make record-keeping by certain stockholders more difficult.

The Fund discloses the characterization of its distributions in notices to stockholders and press releases to the public. Notwithstanding these communications, it is possible that the Managed Distribution Policy may create potential confusion in the marketplace as to whether the Fund’s distributions are comprised of income or return of capital and how such characterization may influence the market price of the Fund’s shares.

The Managed Distribution Policy results in the payment of approximately the same amount per share to the Fund’s stockholders each quarter. These distributions are not to be tied to the Fund’s investment income and capital gains and do not represent yield or investment return on the Fund’s portfolio. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources, other than net investment income. Thus, if the source of some or all of the dividend or other distribution were the original capital contribution of the Stockholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Stockholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. A return of capital distribution does not reflect positive investment performance. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of its managed distributions or from the terms of the Managed Distribution Policy. When the Fund issues a written disclosure pursuant to Section 19(a) and Rule 19a-1, the Fund will refer to such a notice as a “Rule 19a-1 Notice Accompanying Distribution Payment”. In addition, the Fund will refer to the return of capital distributions as “Return of Capital” which will be presented under the “Source of payment” heading in such notice.

No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Policy. The amount distributed per share is subject to change at the discretion of the Fund’s Board of Directors. The Managed Distribution Policy will be subject to ongoing review by the Board of Directors to determine whether the Managed Distribution Policy should be continued, modified or terminated. The Board of Directors may amend the terms of the Managed Distribution Policy or suspend or terminate the Managed Distribution Policy at any time without prior notice to the Fund’s stockholders if it deems such actions to be in the best interest of the Fund or its stockholders. The amendment or termination of the Managed Distribution Policy could have an adverse effect on the market price of the Fund's shares. A return of capital occurs when some or all of the money that stockholders invested in the Fund is paid back to them. A return of capital does not reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make the level of distributions called for under its Plan, the Fund may have to sell portfolio securities at a less than opportune time.

DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

Dividends and Distributions

The Fund currently intends to distribute to stockholders, in conformity with its Managed Distribution Policy, and at least annually at such time so as to avoid imposition of excise taxes, substantially all of its investment company taxable income (i.e. net investment income and any net short-term capital gains less expenses). Net investment income for this purpose is income other than realized net capital gain (i.e. the extent of net long-term capital gains over net short-term capital losses).

The Fund’s current policy is to comply with the provisions of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal tax provision is required.

Dividend Reinvestment Plan

Registered stockholders of shares of common stock of the Fund will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”). The terms and conditions of the Plan are as follows:

1.	American Stock Transfer & Trust Company, LLC (the “Agent”) will act as agent for each Participant. The Agent will open an account for each registered stockholder as a Participant under the Plan in the same name in which such Participant’s shares of common stock are registered.

2.	CASH OPTION. Pursuant to the Fund’s Plan, unless a holder of common stock otherwise elects, all dividend and capital gains distributions (“Distributions”) will be automatically reinvested by the Agent in additional common stock of the Fund. Stockholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3.	MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the NAV per share of common stock is equal to or less than the market price per common stock plus estimated brokerage commissions, the Agent shall receive newly issued common stock (“Additional Common Stock”) from the Fund for each Participant’s account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the NAV per share of common stock on the payment date, or (ii) 95% of the market price per share of common stock on the payment date.

4.	MARKET DISCOUNT PURCHASES. If the NAV per share of common stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant’s common stock to purchase common stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common stock purchased by the Agent as Agent shall be the price per common stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the NAV of the common stock as of the payment date, the purchase price paid by Agent may exceed the NAV of the common stock, resulting in the acquisition of fewer common stock than if such Distribution had been paid in common stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common stock at the NAV per share of common stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase common stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase common stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of common stock acquired. The Agent may commingle Participants’ funds to be used for open-market purchases of the Fund’s shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the SEC may require the Agent to limit the Agent’s market purchases or temporarily cease making market purchases for Participants.

5.	The market price of common stock on a particular date shall be the last sales price on the securities exchange where the common stock are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The NAV per share of common stock on, a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6.	Whenever the Agent receives or purchases shares or fractional interests for a Participant’s account, the Agent will send such Participant a notification of the transaction as soon as practicable. The Agent will hold such shares and fractional interests as such Participant’s agent and may hold them in the Agent’s name or the name of the Agent’s nominee. The Agent will not send a Participant stock certificates for shares unless a Participants so requests in writing or unless a Participant’s account is terminated as stated below. The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

7.	There is presently no service charge for the Agent serving as Participants’ agent and maintaining Participants’ accounts. The Agent may, however, charge Participants for extra services performed at their request. The Plan may be amended in the future to impose a service charge. In acting as Participants’ agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent’s willful misconduct or gross negligence. In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

8.	The Agent may hold each Participant’s common stock acquired pursuant to the Plan together with the common stock of other stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Upon a Participant’s request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full common stock. Although each Participant may from time to time have an undivided fractional interest in a common share of the Fund, no certificates for a fractional share will be issued. Similarly, Participants may request to sell a portion of the common stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such common stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all common stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on common stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional common stock, the common stock held for each Participant under the Plan will be added to other common stock held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant holds more than one common stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund’s records, all of such Participant’s shares of common stock must be put into the same name and address if all of them are to be covered by one account. Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9.	The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

10.	Each registered Participant may terminate his or her account under the Plan by calling the Agent at (877) 283-0317. Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a common share at the then current market value of the common shares to be delivered to him. If preferred, a Participant may request the sale of all of the common shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his or her shares, Agent is authorized to deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have common shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11.	These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12.	These terms and conditions shall be governed by the laws of the State of Maryland.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $88,000,000 of our common stock, par value $0.001 per share, or subscription rights in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities or how the price will be determined and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price and the date by which investors must pay for the securities; the amount of the sales load, if any, as a percentage of the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices; provided, however, in the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the NAV per share of our common stock at the time we make the offering except (1) in connection with a subscription rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors, or the board, or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each issuance of common stock will be listed on the NASDAQ Capital Market.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. A prospectus supplement or supplements will also describe the terms of such indemnification provisions. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

TAXATION

The following summary reflects the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and other relevant federal income tax authorities as of the date of this prospectus and is subject to any subsequent changes therein. The federal income tax consequences described below are merely statements of general tax principles. The following discussion summarizes certain material U.S. federal income tax considerations affecting the Fund and its U.S. stockholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to owners of common stock or subscription rights. Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any owner of common stock or subscription rights. The summary is based upon current provisions of the Code, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to U.S. stockholders in whose hands subscription rights and common stock are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of owners of common stock or subscription rights in the Fund, including, but not limited to insurance companies, tax-exempt organizations, U.S. stockholders holding the Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, non-U.S. stockholders, U.S. stockholders holding subscription rights or common stock as part of a hedge, straddle or conversion transaction, and U.S. stockholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

A “U.S. stockholder” is for U.S. federal income tax purposes generally: (i) a citizen or individual resident of the United States; (ii) a corporation or other entity treated as a corporation, created or organized in or under the laws of the United States or any political subdivision thereof; (iii) a trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust which has made a valid election to be treated as a U.S. trust); or (iv) an estate, the income of which is subject to U.S. federal income taxation regardless of its source. A “non-U.S. stockholder” generally is any person or entity that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund’s common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of the Fund’s common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of the Fund’s common stock.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to U.S. stockholders of the Fund addresses only some of the federal income tax considerations generally affecting investments in the Fund.

IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES TO A STOCKHOLDER, EACH STOCKHOLDER IS ADVISED TO CONSULT THE STOCKHOLDER’S OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF BEING A STOCKHOLDER OF THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES THEREIN.

Federal Taxation of the Fund and its Distributions

The Fund has elected and intends to continue to qualify annually to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); and (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or the securities (other than the securities of other regulated investment companies) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i), the “Diversification Requirement”).

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of the Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a regulated investment company, the Fund (but not its stockholders) generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its stockholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”). The Fund may retain for investment all or a portion of its “net capital gain” (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. The Fund currently intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income, as computed for U.S. federal income tax purposes. If the Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its stockholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a stockholder of the Fund will be increased by the amount of undistributed net capital gain included in the stockholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, all of the net income of a regulated investment company derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. The transferee of a partnership interest generally is required to withhold 10% of the amount realized on the sale or exchange of a partnership interest after December 31, 2017, unless the transferor certifies it is not a foreign person or meets other certification requirements. This rule only applies to transfers of interests in publicly traded partnerships occurring after January 1, 2022.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, the Fund will fail to qualify as a regulated investment company and will be subject to tax in the same manner as an ordinary corporation subject to tax at a flat rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its stockholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate stockholders and taxable at the long-term capital gains tax rate taxable on a graduated basis with a maximum tax rate of 20% for non-corporate U.S. stockholders. In addition, certain U.S. stockholders will be subject to a 3.8% tax with respect to their net investment income, which includes capital gains and dividends.

If the Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, the Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to stockholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to stockholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. The Fund may, in certain circumstances, be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when an investment adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a regulated investment company. Moreover, if the Fund utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Limits on the Fund’s payment of dividends may prevent the Fund from distributing at least 90% of its net income and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company and/or may subject the Fund to the nondeductible 4% federal excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments. However, no assurances can be given that the Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, the Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

For losses arising from tax years beginning before December 22, 2010, the Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For capital losses realized with respect to tax years of the Fund beginning after December 22, 2010, such Fund may carry capital losses forward indefinitely. For capital losses realized in taxable years beginning after December 22, 2010, the excess of the Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s net taxable year. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to stockholders. The Fund cannot carry back or carry forward any net operating losses.

Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, certain foreign currency contracts, options on most stock indices and any listed non-equity options, are subject to special tax rules. Any such Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions are held as capital assets and are not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash making it difficult to satisfy the investment income distribution requirements, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the Qualifying Income Requirement described above. The Fund monitors its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Income received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which stockholders of it would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by it even though not actually received by such stockholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund will furnish its stockholders with a written statement providing the amount of foreign taxes paid by it that will “pass-through” for the year, if any. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to stockholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Stockholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax. In addition, a stockholder of the Fund may not be able to use foreign tax credits passed through by the Fund if the Fund’s shares are loaned pursuant to a securities lending agreement.

The Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its stockholders. The Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its stockholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce the Fund’s economic return from its investment in PFIC shares. To the extent the Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, the Fund would likely have to distribute to its stockholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election. The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. The Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, the Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to the Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease the Fund’s investment company income distributable to its shareholders.

Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each stockholder who is required to file a federal income tax return. Distributions in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a stockholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions designated by the Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to stockholders as long-term capital gain regardless of the length of time they have held their shares of the Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Non-corporate stockholders of the Fund may be eligible for the long-term capital gain tax rate applicable to distributions of “qualified dividend income” received by such non-corporate stockholders. The Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gains tax rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. For example, if the Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not be qualified dividend income and may not qualify for the dividends received deduction. Currently, the maximum long-term capital gain tax rate for individual U.S. stockholders is 20%. Corporate stockholders of the Fund will be subject to tax on distributions of qualified dividend income at a flat rate of 21%. Generally, corporate stockholders will not be eligible for the dividends received deduction because the Fund’s income will not consist of qualified dividend income.

Under current law, a 3.8% Medicare contribution tax on net investment income including interest (excluding, tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

The Fund will furnish a statement to stockholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Stockholders are urged and advised to consult their own tax advisers for more information.

The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to a tax of 21% of such amount. If the Fund retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed long-term capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against their U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its common shares for the Fund by an amount equal to 79% of the amount of undistributed capital gain included in such stockholder’s gross income.

The Fund’s income will be increased or decreased by the amount of foreign currency gains or losses realized by the Fund in connection with the disposition of foreign currency-denominated debt securities as well as changes in foreign exchange rates between the time the Fund accrues a receivable (typically, dividends, interest and payments for securities sold) or payable (typically, expenses and payments for securities purchased) and the time such receivable or payable is satisfied. The Fund cannot predict the impact of such transactions on its investment company taxable income distributable to stockholders.

Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a stockholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the stockholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Currently, for individual U.S. stockholders, the maximum long-term capital gain tax rate is 20% and the maximum short-term capital gain tax rate is 37%. In addition, certain U.S. stockholders will be subject to a 3.8% tax with respect to their net investment income, which includes capital gains and dividends from selling, exchanging, or holding shares of the Fund. Corporate U.S. stockholders are taxed at a flat rate of 21% on long-term and short-term capital gains.

If a stockholder sells or exchanges shares of the Fund within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the stockholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the stockholder are replaced by the stockholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the stockholder and disallowed to the extent of any distributions of tax-exempt interest dividends received by the stockholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a stockholder of the Fund if (i) the stockholder fails to furnish the Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the stockholder fails to provide a certified statement that the stockholder is not subject to backup withholding, or (iii) the IRS or a broker has notified the Fund that the number furnished by the stockholder is incorrect or that the stockholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a stockholder’s U.S. federal income tax liability.

A tax-exempt stockholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund as a result of the Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt stockholder within the meaning of Section 514(b) of the Code. In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in certain real estate mortgage investments. Tax-exempt stockholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Distributions made to non-U.S. stockholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. stockholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply. Instead, the distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 37% in the case of individuals and 21% in the case of corporations) and the non-U.S. stockholder will be subject to federal income tax reporting requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. stockholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund and on long-term capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. stockholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. stockholder); (ii) in the case of an individual non-U.S. stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Under current law, if the Fund is considered to be a “United States Real Property Holding Corporation” (as defined in the IRC and Treasury Regulations), then distributions attributable to certain underlying real estate investment trust (“REIT”) investments and redemption proceeds paid to a non-U.S. stockholder that owns at least 5% of the Fund, generally, will (i) cause the non-U.S. stockholder to treat such gain or distribution as income effectively connected with a trade or business in the United States, (ii) subject such gain or distribution to withholding tax and (iii) cause the non-U.S. stockholder to be required to file a federal income tax return. In addition, in any year when at least 50% of the Fund’s assets are USRPIs (as defined in the IRC and Treasury Regulations), distributions of the Fund that are attributable to gains from the sale or exchange of stock in USRPIs may be subject to U.S. withholding tax (regardless of such stockholder’s percentage interest in the Fund) and may require the non-U.S. stockholder to file a U.S. federal income tax return in order to receive a refund (if any) of the withheld amount.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. stockholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. stockholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax generally is imposed on payments of interest and dividends to (i) foreign financial institutions including non-U.S. investment funds and (ii) certain other foreign entities, unless the foreign financial institution or foreign entity provides the withholding agent with documentation sufficient to show that it is compliant with FATCA (generally by providing the Fund with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable). If the payment is subject to the 30% withholding tax under FATCA, a non-U.S. stockholder will not be subject to the 30% withholding tax described above on the same income. After December 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions, and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied on currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). Stockholders are urged and advised to consult their own tax advisors regarding the application of this new reporting and withholding regime to their own tax situation.

All non-U.S. stockholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

A stockholder that owns directly or indirectly more than 50% by vote or value of the Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN114, Report of Foreign Bank and Financial Accounts.

Also, subject to exceptions, certain individuals and certain domestic entities must report annually their interests in “specified foreign financial assets” above a certain threshold on IRS Form 8938, which is filed with their U.S. federal income tax returns.

Stockholders may be subject to substantial penalties for failure to comply with these reporting requirements. Stockholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

Under Treasury regulations, if a stockholder recognizes a loss of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on IRS Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders are urged and advised to consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The Fund will inform stockholders of the source and tax status of all distributions promptly after the close of each calendar year.

Distributions from the Fund and sales or other dispositions of shares of the Fund may be subject to additional state, local and foreign taxes depending on each stockholder’s particular situation. An investor should also be aware that the benefits of any reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual stockholders.

Stockholders are urged and advised to consult their own tax advisers as to the federal, state, local, foreign and other tax laws affecting investments in the Fund and to possible effects of the changes in any such federal, state, local, foreign, or other tax laws.

DETERMINATION OF NET ASSET VALUE

The Fund’s NAV per share will be calculated by the Adviser (i) no less frequently than monthly, (ii) on the last business day of each month and (iii) at any other times determined by the board. NAV per share is calculated by dividing the value of the Fund’s net assets (the value of its assets less its liabilities) by the total number of shares of common stock outstanding.

An unaudited NAV per share is posted daily on the Fund’s website at http://www.herzfeld.com/cuba.

In calculating the NAV per share at any time:

(i)	the value of any cash on hand or on deposit, bills and demand notes and accounts receivable, prepaid expenses, cash dividends and interest declared or accrued and not yet received, will be its face amount, unless the Adviser has determined that its value is less, in which case its value will be deemed to be such amount as the Adviser determines to be reasonable;

(ii)	investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price;

(iii)	the value of any security traded in the unregulated market will be determined, by taking the last quoted bid price;

(iv)	investments (if any) in securities of the U.S. government, its agencies and instrumentalities having a maturity of 60 days or less are valued at amortized cost;

(v)	the value of a forward contract is calculated by reference to the price quoted at the date of valuation of the contract by the customary banking sources of the Fund;

(vi)	the value of commodity futures or option contracts entered into by the Fund are the margin deposit plus or minus the difference between the value of the contract on the date NAV is calculated and the value on the date the contract originated, value being that established on a recognized commodity or options exchange, or by reference to other customary sources, with a gain or loss being recognized;

(vii)	the value of any security or property for which no price quotation is available as provided above is the fair value determined in such manner as the board, acting in good faith, deems appropriate, although the actual calculation may be done by others; and

(viii)	the liabilities of the Fund are deemed to include, without limitation, all bills and accounts payable, all other contractual obligations for the payment of money, including the amount of distributions declared and unpaid, all accrued and unpaid management fees, advisory fees and other expenses, all reserves for taxes or contingencies and all other liabilities of the Fund determined in accordance with generally accepted accounting principles.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Adviser convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at a fair value. The Adviser may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may be applied due to the nature or duration of any restrictions on the disposition of investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Adviser employs various methods for calibrating these valuation approaches including a regular view of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into dollars at a quoted exchange rate or at such other appropriate rate as may be determined by the Adviser.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND REGISTRAR

Fifth Third Bank acts as custodian for the Fund’s assets. The principal address of the custodian is 38 Fountain Square Plaza, Cincinnati, OH 45263. The custodian employs sub-custodians in each of the jurisdictions in which the Fund invests. The custodian’s services include, in addition to the custody of all cash and securities owned by the Fund, the maintenance of a custody account in the custodian’s Fund department, the segregation of all certificated securities owned by the Fund, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody account of the Fund, releasing and delivering securities from the custody account of the Fund, maintaining records with respect to such custody account, delivering to the Fund a daily and monthly statement with respect to such custody account, and causing proxies to be executed. The custodian’s fee is paid by the Fund. For the fiscal years ended June 30, 2020, 2019 and 2018 the Fund paid custodian fees of $24,293, $84,000, and $84,000, respectively.

Under a Master Services Agreement between Ultimus Fund Solutions, LLC (“Ultimus”) and the Fund, Ultimus serves as the Fund’s administrator, fund accounting agent, and transfer agent. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Administrative services include generally managing the administrative affairs of the Fund, and supervising the preparation of reports to stockholders, reports to and filings with the SEC and materials for meetings of the board. Fund accounting services include calculating the net asset value per share and maintaining the financial books and records of the Fund. As transfer agent, Ultimus provides shareholder services to the Fund. The Master Services Agreement permits Ultimus to subcontract for the provision of services it has contracted for under the Master Services Agreement, and Ultimus has subcontracted transfer agency services to American Stock Transfer & Trust Company, LLC (“AST”). AST is located at 6201 15th Avenue Brooklyn, New York, NY 11219. AST provides transfer agency services, including serving as the Fund’s dividend/distribution disbursing agent, dividend reinvestment plan agent, and as registrar for the Fund’s common stock. For the fiscal years ended June 30, 2020, 2019, and 2018, the Fund paid transfer agency fees of $24,526, $24,000, and $24,000, respectively.

LEGAL MATTERS

Troutman Pepper Hamilton Sanders LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103 serves as counsel to the Fund.

EXPERTS

The independent registered accounting firm of the Fund is Tait, Weller & Baker LLP (“Tait Weller”), located at 50 South 16th St., Suite 2900, Philadelphia, PA 19102. As the independent registered public accounting firm of the Fund, Tait Weller is an expert in accounting and auditing and audited the Fund’s financial statements included in the Fund’s Annual Report to Stockholders for the fiscal year ended June 30, 2020 (the “Annual Report”).

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with related exhibits under the Securities Act. The registration statement contains information about us and the securities being offered by this prospectus and any accompanying prospectus supplement. We are also required to file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information about us. You may request copies of these reports and filings, including this prospectus and any accompanying prospectus supplement free of charge, make inquiries or request other information about us by contacting us by mail at 119 Washington Avenue, Suite 504 Miami Beach, FL 33139, or by telephone at (800) TJH-FUND (toll-free) or (305) 777-1660. Copies of these reports and filings are also available free of charge through our website at http://www.herzfeld.com/cuba and http://www.herzfeld.com/cubafinancialreports. The inclusion of our website address in this prospectus and any prospectus supplement is, in each case, intended to be an inactive textual reference only and not an active hyperlink to our website. The information contained in, or that can be accessed through, our website is not part of this prospectus or any accompanying prospectus supplement.  Information contained on our website is not incorporated by reference into this prospectus or any accompanying prospectus supplement.

The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

DEALER PROSPECTUS DELIVERY OBLIGATION

Until [ ], all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that the Fund has filed with the SEC. The Fund is permitted to “incorporate by reference” the information that it files with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this prospectus, and later information that the Fund files with the SEC will automatically update and supersede this information.

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Rule 30(b)(2) under the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering, are incorporated by reference into this prospectus and deemed to be part of this prospectus from the date of the filing of such reports and documents:

●	the Fund’s Semi-Annual Report on Form N-CSR for the six month period ended December 31, 2020, filed with the SEC on February 26, 2021;

●	the Fund’s Annual Report on Form N-CSR for the fiscal year ended June 30, 2020, filed with the SEC on September 4, 2020 (the “2020 Annual Report”);

●	the Fund’s proxy statement on Schedule 14A for our 2020 annual meeting of shareholders, filed with the SEC on August 31, 2020; and

●	the description of our common shares contained in our Registration Statement on Form N-2 (File No. 333-144838) filed with the SEC on July 25, 2007, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

To obtain copies of these filings, see “Available Information” above.

APPENDIX A

THE HERZFELD CARIBBEAN BASIN FUND, INC.

Proxy Voting Policy and Procedures

The Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund:

Policy

Thomas J. Herzfeld Advisors, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including The Herzfeld Caribbean Basin Fund, Inc. an investment company registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA").

Selected clients, including The Herzfeld Caribbean Basin Fund, Inc. have elected to have the Adviser vote proxies or act on the other shareholder actions on their behalf, while other clients vote proxies themselves.

When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' accounts.

Procedures

The Portfolio Managers are ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios.  Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. below) (the “Guidelines”), the Adviser recognizes that certain circumstances may require special consideration, which may dictate that the Adviser makes an exception to the provisions of these Procedures. When an exception is made to these Procedures, the Portfolio Managers shall provide to the Chief Compliance Officer of the Adviser (“CCO”) a written statement detailing the circumstances and rationale for an exception from these Policies and Procedures.

The Portfolio Managers are also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

A. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

B. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser may limit its role in voting proxies received on client securities:

1. Client Maintains Proxy Voting Authority: Where a client has not specifically delegated the authority to vote proxies to the Adviser or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

3. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are not held in the client's account at the time the proxies are received; although it may vote such proxies if determined to be in the best interest of the client. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client's account is less than $500.

4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

5. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

IV.	RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records)(1); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to the Adviser.

V.	GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:		Oppose
	b.	Proposals to limit the ability of shareholders to call special meetings;
	c.	Proposals to require super majority votes;
	d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need for these additional shares;
	e.	Proposals regarding "poison pill" provisions; and
	f.	Permitting "green mail".
2.	Providing cumulative voting rights.		Oppose
3.	"Social issues," unless specific client guidelines supersede, e.g., restrictions regarding South Africa.		Oppose
4.	Election of directors recommended by management, except if there is a proxy fight.		Approve
5.	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.		Approve
6.	Date and place of annual meeting.		Approve
7.	Limitation on charitable contributions or fees paid to lawyers.		Approve
8.	Ratification of directors' actions on routine matters since previous annual meeting.		Approve
9.	Confidential voting		Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.
10.	Limiting directors' liability	Approve
11.	Eliminate preemptive right	Approve
Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.
The Adviser approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.
12.	Employee Stock Purchase Plan	Approve
13.	Establish 401(k) Plan	Approve
14.	Rotate annual meeting location/date	Approve
15.	Establish a staggered Board	Approve
16.	Eliminate director mandatory retirement policy	Case-by-Case
17.	Option and stock grants to management and directors	Case-by-Case
18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

APPENDIX B

THOMAS J. HERZFELD ADVISORS, INC.

PROXY VOTING
POLICIES AND PROCEDURES

Rule 206(4)-6 under the Investment Advisers Act of 1940 helps to ensure that SEC-registered advisers act in the best interest of their clients when exercising proxy voting authority. The rule obligates advisers to provide Clients with information on how their securities were voted.

Advisers that have explicit or implicit voting authority must comply with rule 206(4)-6. Therefore, even when the advisory contract is silent, the rule applies if the adviser's voting authority is implied by an overall delegation of discretionary authority. The rule does not apply, however, to advisers that provide Clients with advice about voting proxies but do not have authority to vote them.

In addition, the Firm’s Proxy Voting Policy is subject to annual review and approval by the independent members of the Board of Directors of the CUBA Fund, as set forth in proxy voting policies and procedures adopted by such Board (the “CUBA Fund Proxy Policies”). In implementing this Proxy Voting Policy, the CCO shall insure that all policies and procedures set forth herein are consistent with the CUBA Fund Proxy Policies.

A.	Procedures

The SEC adopted new rule 206(4)-6 and amended rule 204-2 to regulate proxy voting by investment advisers with authority to vote their Clients’ proxies. Under the Investment Advisers Act, an adviser is a fiduciary that owes each of its Clients the duties of care and loyalty with respect to all services undertaken on the Client's behalf, which may or may not include proxy voting. To satisfy its duty of loyalty, the adviser must cast proxy votes in a way that will advance the best interest of its Client. The adviser must not put its own interests ahead of the Client’s.

Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business for investment advisers to exercise voting authority over Client proxies before they:

●	Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the Client’s best interest;

●	Disclose to Clients how they may obtain information regarding how their proxies were voted; and

●	Describe proxy voting policies and procedures and furnish a copy of the policies and procedures to the Client when requested to do so.

The Firm believes that each proxy proposal must be individually reviewed to determine whether the proposal is in the best interests of its Clients.  Absent specific Client instructions, and subject to the limitations described below, the Firm has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

●	Upon receipt of a corporate proxy by the Firm, the special or annual report and the proxy are submitted to the EC Proxy Voting Services (“the Proxy Manager”). The Proxy Manager will then vote the proxy in accordance with this policy.

●	The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of Clients and the provisions of the Firm’s Voting Guidelines in Section 2 below. The Proxy Manager will then vote the proxies.

●	The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section 3 below). With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in the Firm’s files.

●	The Firm will not neglect its proxy voting responsibilities, but may abstain from voting if it deems that abstaining is in its Clients’ best interests, as described below under the Limitations on Proxy Voting section. The Proxy Manager will document instances in which the Firm does not vote a Client’s proxy.

●	Proxies received after a Client terminates its advisory relationship with the Firm will not be voted. The Proxy Manager will promptly return such proxies to the sender, along with a statement indicating that the Firm’s advisory relationship with the Client has terminated, and that future proxies should not be sent to the Firm.

●	To the extent that a conflict of interest is identified in conjunction with a specific proxy vote, the voting process will be modified as described below under Conflicts of Interest.

B.	Conflicts of Interest

When completing the steps above, the Proxy Manager will consider whether the Firm is subject to any material conflicts of interest in connection with each proxy vote. In addition, Employees, including Portfolio Managers involved in determining proxy votes, must notify the CCO if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

●	The Firm shall disclose the existence and nature of the conflict to the Client(s) owning the Client securities, and seek directions on how to vote the proxies;

●	The Firm shall abstain from voting, particularly if there are conflicting Client interests (for example, where Client accounts hold different Client securities in a competitive merger situation); or

●	The Firm shall follow the recommendations of an independent proxy voting service in voting the proxies.

The Firm keeps certain records required by applicable law in connection with its proxy voting activities for Clients and shall provide proxy-voting information to Clients upon their written or oral request. A copy of the Firm’s proxy-voting policy is available to Clients upon request.

C.	Limitations on Proxy Voting

Notwithstanding the procedures listed above, in certain circumstances where the Firm has determined that it is in the Client’s best interest, the Firm will not vote proxies received. In other situations, the Client will decide unilaterally to retain proxy voting authority. The following are some, but not all, circumstances where the Firm will limit its role in voting proxies:

Client Maintains Proxy Voting Authority. Where the Client has instructed the Firm in writing, the Firm will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by the Firm, it will promptly be forwarded to the Client or a specified third party.

Client Provides Proxy Voting Instructions. Where the Client has provided written instructions to the Firm directing the Firm how to vote proxies in specific situations.

Terminated Account. Once a Client account has been terminated in accordance with the investment advisory agreement, the Firm may refrain from voting any proxies received after the termination and will return the proxy materials to the sender or to an address provided by the Client for forwarding any proxies received.

Securities No Longer Held. The Firm may refrain from voting proxies received for securities which are no longer held by the Client’s account.

Securities Lending Programs. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.

Non-Discretionary Accounts. If the Firm accepts a Client with non-discretionary authority, it may also yield the authority to vote proxies.

Limited Value. The Firm may abstain from voting a Client proxy based upon a conclusion that the effect on a Client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

Costs exceed benefits. The Firm may abstain from voting a Client proxy if the Firm believes that the costs of voting the proxy exceed the expected benefit to the Client of voting the proxy.

Non-US Issuers. The Firm will vote non-US issuer proxies on a best efforts basis. Some non-US proxies may involve a number of features that restrict or prevent the Firm’s ability to vote in a timely manner, or otherwise make voting impractical. For example, some proxies may not appear on any platform because some issuers do not reimburse custodians for the distribution of proxies. The Firm will use its best efforts to vote all proxies but cannot guarantee the votes will be processed due to obstacles such as share blocking, re-registration, required powers of attorney, and sub-custodial arrangements. The Firm may also be limited in obtaining proxy records but will maintain evidence reflecting best efforts to vote such proxies.

D.	Voting Guidelines

While the Firm’s policy is to review each proxy proposal on its individual merits, the Firm has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

1.	Corporate Governance

Election of Directors and Similar Matters

In an uncontested election, the Firm will generally vote in favor of management’s proposed directors.  In a contested election, the Firm will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, the Firm will review any contested proposal on its merits.

Notwithstanding the foregoing, the Firm expects to support proposals to:

1.	Limit directors’ liability and broaden directors’ indemnification rights

2.	Generally vote against proposals to adopt or continue the use of a classified Board structure; and

3.	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular matter.

Audit Committee Approvals

The Firm generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  The Firm will generally vote to ratify management’s recommendation and selection of auditors.

Shareholder Rights

The Firm shall consider all proposals that will have a material effect on shareholder rights on a case by case basis.  Notwithstanding the foregoing, the Firm expects to generally support proposals to:

1.	Adopt confidential voting and independent tabulation of voting results; and

2.	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

1.	Adopt super-majority voting requirements; and

2.	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

Anti-Takeover Measures, Corporate Restructurings and Similar Matters

The Firm shall review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

1.	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

2.	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

3.	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

1.	Adopt classified boards of directors;

2.	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

3.	Require a company to consider the non-financial effects of mergers or acquisitions.

Capital Structure Proposals

The Firm will seek to evaluate capital structure proposals on their own merits on a case-by-case basis. Notwithstanding the foregoing, the Firm expects to generally support proposals to eliminate preemptive rights.

2.	Compensation

General

The Firm generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, the Firm generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  The Firm shall consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, the Firm expects to generally support proposals to:

1.	Require shareholders’ approval of golden parachutes; and

2.	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives

And expects to generally vote against proposals to:

1.	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

Stock Option Plans and Share Issuances

The Firm evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, the Firm shall consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. The Firm believes that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders and that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, the Firm generally will vote against stock option plans. However, these proposals will be reviewed on a case-by-case basis to determine that shareholders’ interests are being represented. The Firm is in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, the Firm expects to generally vote against proposals to establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

3.	Corporate Responsibility and Social Issues

The Firm generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Notwithstanding the foregoing, the Firm will generally vote in favor of proposals involving corporate responsibility and social issues to the extent called for by the United Nations Principles on Responsible Investment. The Firm also will generally vote in favor of corporate responsibility and social issue proposals that the Firm believes will have substantial positive economic or other effects on a company or the company’s stock.

E.	Class Actions

Securities issuers are, on occasion, the subject of class action lawsuits where the class of potentially injured parties is defined to be purchasers of the issuer’s securities during a specific period of time. These cases may result in an award of damages or settlement proceeds to the class members who file claims with the settlement administrator. At the time of the settlement, notice of the settlement together with a claim form and release is generally sent to the custodian of the securities who in turn may forward these notices to the separately managed account Clients. The Firm does not provide any legal advice to Clients in connection with class action litigation. The Firm will instead provide such accounts with reasonable assistance by providing account-level information upon request.

F.	Books and Records

Rule 204-2, requires that the following proxy voting records be kept in to comply with Rule 206(4)-6 and the amendments to Rule 204-2. The CCO shall be responsible for maintaining these records relating to proxy voting.

1.	The Proxy Manager will ensure that the following information is retained and available to be promptly produced in connection with each proxy vote:

●	The Issuer’s name;

●	The security’s ticker symbol or CUSIP, as applicable;

●	The shareholder meeting date;

●	The number of shares that the Firm voted;

●	A brief identification of the matter voted on;

●	Whether the matter was proposed by the Issuer or a security-holder;

●	Whether the Firm cast a vote;

●	How the Firm cast its vote (for the proposal, against the proposal, or abstain);

●	Whether the Firm cast its vote with or against management;

●	Any documentation created by the Firm that was material in making the proxy voting decision or that memorializes the basis for that decision, to the extent applicable; and

●	Any communication with Clients on how the Firm voted proxies on behalf of the Client.

The Firm may satisfy certain of the above requirements by relying on a third party to retain a copy of the proxy statement on the Firm’s behalf, so long as the Firm has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request. The Firm may also satisfy certain of the above requirements by relying on proxy statements available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

The Proxy Manager will periodically reconcile the proxy voting records from the custodians with its proxy voting records and follow up on any discrepancies to ensure that accurate records are maintained.

G.	Disclosures to Clients and Investors

The Firm includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the Firm to obtain a copy of these policies and procedures and information about how the Firm voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the Proxy Manager, who will respond to any such requests.

As a matter of policy, the Firm does not disclose how it expects to vote on upcoming proxies.

Each proxy issue will be considered individually. The Firm will maintain guidelines to be considered when voting proposals. These guidelines will be maintained by the Firm’s CCO, The guidelines will be used to provide guidance to the CCO when voting proxies, but are not to be applied as rigid rules.

PART C - OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements:

Part A

The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended June 30, 2020 (the “2020 Annual Report”), together with the report of Tait, Weller & Baker LLP, are incorporated by reference to the 2020 Annual Report in Part A.

Part B

None

(a)	Certified Shareholder Report for the Fiscal Year Ended June 30, 2020

(2)	Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreements and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that the Registrant publicly files with the Commission.

The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

(a)	(1)	Articles of Incorporation filed with the State of Maryland dated March 10, 1992.(1)
	(2)	Articles of Amendment to Articles of Incorporation as filed with the State of Maryland on July 23, 1993.(1)
(b)		By Laws.(1)
(c)		Not applicable.
(d)	(1)	Form of Specimen Certificate of Common Stock.(1)
	(2)	Articles Sixth, Eighth, Ninth and Tenth of the Registrant’s Articles of Incorporation filed as exhibit (a).
	(3)	Articles II and III of the Registrant’s By Laws filed as exhibit (b).
(e)		Dividend Reinvestment Plan.(2)
(f)		Not applicable.
(g)		Investment Advisory Agreement dated September 10, 1993.(1)
(h)		Not applicable.

(i)	Not applicable.
(j)	Custodian Agreement dated November 14, 2019 (3)
(k)	Master Services Agreement dated September 30, 2019 (3)
(l)	Opinion of Troutman Pepper Hamilton Sanders LLP (3)
(m)	Not applicable.
(n)	Consent of Tait, Weller & Baker LLP is filed herewith.
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)	Joint Code of Ethics of the Registrant and the Adviser.(1)
(s)	Powers of Attorney (3)
(t)	Forms of Prospectus Supplement (3)

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed with the SEC on July 25, 2007 (Securities Act File No. 333-144838 and Investment Company Act File No. 811-06445).
(2)	Incorporated by reference to Exhibit 99.2 to Form 8-K/A filed with the SEC on November 22, 2006 (Investment Company Act File No. 811-06445).
(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed with the SEC on April 15, 2021 (Securities Act File No. 333-255265 and Investment Company Act File No. 811-06445).

ITEM 26.	MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fees		$9600.80	(1)
FINRA filing fees	$		*
NASDAQ Capital Market Listing of Additional Shares fee	$		*
Printing (other than stock certificates)	$		*
Accounting fees and expenses	$		*
Legal fees and expenses	$		*
Sales agent’s expenses	$		*
Miscellaneous	$		*
Total	$		*

*	Fees depend on number of issuances and amount of securities sold and cannot be estimated at this time.

(1)	Calculated in accordance with Rule 457(o) under the Securities Act of 1933.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Title of Class	Number of Record Holders as of June 24, 2021
Common Stock, $0.001 par value	67

ITEM 30.	INDEMNIFICATION

It is the Registrant’s policy to indemnify its directors and officers to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article VII of the Registrant’s By-Laws filed as exhibit 2(b) of Item 25 hereto, subject to the limitations of the Investment Company Act of 1940, as amended. The Registrant’s indemnification obligations with respect to each officer and director as set forth in Article VII of the Registrant’s By-Laws further provide for the payment of, and advancement of, any reasonable expenses incurred in connection with the successful defense of any proceeding to which each such officer or director is a party by reason of service in such capacity. The Registrant’s indemnification obligations with respect to the Adviser are set forth in Section 5 of the Investment Advisory Agreement filed as exhibit 2(g) of Item 25 hereto. The Registrant has purchased insurance insuring its directors and officers against certain liabilities incurred in their capacities as such, and insuring the Registrant against any payments which it is obligated to make to such persons under the foregoing indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of its investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those entities or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed on June 30, 2020 with the SEC by Thomas J. Herzfeld Advisors, Inc. (Investment Advisers Act File No. 801- 20866) pursuant to the Investment Advisers Act of 1940, as amended, and in the section entitled “Management of the Fund” in Part A of this Registration Statement.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All such books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the following locations: Thomas J. Herzfeld Advisors, Inc., 119 Washington Avenue, Suite 504 Miami Beach, FL 33139; Iron Mountain, 13700 NW 2nd Street Sunrise, FL 33325; Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246; Fifth Third Bank, Fifth Third Center, 38 Fountain Square Plaza, Cincinnati, OH 45263; and American Stock Transfer & Trust Company, LLC, 6201 15th Avenue Brooklyn, New York, NY 11219.

ITEM 33	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	UNDERTAKINGS

The Registrant hereby undertakes:

(1)	Not applicable.

(2)	Not applicable.

(3)	(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended, or the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3) the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	that: (a) for purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and (b) for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	Not applicable.

(6)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(7)	to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Miami Beach, and State of Florida, on the 25th day of June, 2021.

THE HERZFELD CARIBBEAN BASIN FUND, INC.

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Ann S. Lieff*	Director	June 25, 2021
Ann S. Lieff

/s/ Kay W. Tatum*	Director	June 25, 2021
Kay W. Tatum

/s/ John A. Gelety*	Director	June 25, 2021
John A. Gelety

/s/ Cecilia L. Gondor*	Director	June 25, 2021
Cecilia L. Gondor

/s/ Thomas J. Herzfeld*	Chairman and Director	June 25, 2021
Thomas J. Herzfeld

/s/ Erik M. Herzfeld	President (Principal Executive Officer)	June 25, 2021
Erik M. Herzfeld

/s/ Zachary P. Richmond	Treasurer (Principal Financial Officer)	June 25, 2021
Zachary P. Richmond

* By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld
Attorney-In-Fact pursuant to a power of attorney signed by each individual on March 15, 2021.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
(n)	Consent of Tait, Weller & Baker LLP